Exhibit 99.2 Investor presentation July 2021 CONFIDENTIALExhibit 99.2 Investor presentation July 2021 CONFIDENTIAL

A LEADING, MODERN AND INTEGRATED GROUP… ZEGNA SEGMENT THOM BROWNE SEGMENT The Group at a glance Branded Products 1 1 Branded Products 2 Other ▪ “Create something ▪ At the forefront Textile & 1% Strategic Alliances that people want, an idea, of the modern man €1.2bn THOM BROWNE. 13% commitment” Segment▪ The New Era: 2021E Core revenues 19% ▪ Anchored to the product One Brand, One Icon “substance” Revenue split ▪ Timeless elegance by division ▪ Museum-worth design 3 (2021E) ▪ ACHILLFARM : Traceable From €264m Sheep to Shop“ ZEGNA 2021E Core Adj. EBITDA ZEGNA Segment 1 Branded Products 81% 67% Textile & Strategic Alliances Rest of APAC 9% TEXTILE STRATEGIC ALLIANCES 5 276 ▪ Where it all started Americas▪ Craftsmanship excellence on the back Core Directly Operated Stores (DOS) at 2020 year-end 15% of a century-long experience ▪ The backbone of the Apparel & Accessories Group’s Luxury Laboratory▪ Partner of choice of leading luxury revenue split by region ▪ Unique raw material sourcing brands 4 (2021E) & manufacturing capabilities ~6,050 ~62% EMEA ▪ The finest wool in the world 6 6 Greater China Total employees Female employees 25% 51% Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 2. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, accounting adjustments and other minor businesses belonging to the Zegna Segment 3. Achillfarm will be demerged as part of the real estate business disposition that is expected to occur prior to the consummation of a potential transaction. Zegna will continue to source raw materials from Achillfarm following such demerger 4. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 1 5. Core number of DOS excludes 17 Korea stores, which were converted to franchising in Jan-21, and Agnona stores following disposition 6. As of Jan-21 CONFIDENTIALA LEADING, MODERN AND INTEGRATED GROUP… ZEGNA SEGMENT THOM BROWNE SEGMENT The Group at a glance Branded Products 1 1 Branded Products 2 Other ▪ “Create something ▪ At the forefront Textile & 1% Strategic Alliances that people want, an idea, of the modern man €1.2bn THOM BROWNE. 13% commitment” Segment▪ The New Era: 2021E Core revenues 19% ▪ Anchored to the product One Brand, One Icon “substance” Revenue split ▪ Timeless elegance by division ▪ Museum-worth design 3 (2021E) ▪ ACHILLFARM : Traceable From €264m Sheep to Shop“ ZEGNA 2021E Core Adj. EBITDA ZEGNA Segment 1 Branded Products 81% 67% Textile & Strategic Alliances Rest of APAC 9% TEXTILE STRATEGIC ALLIANCES 5 276 ▪ Where it all started Americas▪ Craftsmanship excellence on the back Core Directly Operated Stores (DOS) at 2020 year-end 15% of a century-long experience ▪ The backbone of the Apparel & Accessories Group’s Luxury Laboratory▪ Partner of choice of leading luxury revenue split by region ▪ Unique raw material sourcing brands 4 (2021E) & manufacturing capabilities ~6,050 ~62% EMEA ▪ The finest wool in the world 6 6 Greater China Total employees Female employees 25% 51% Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 2. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, accounting adjustments and other minor businesses belonging to the Zegna Segment 3. Achillfarm will be demerged as part of the real estate business disposition that is expected to occur prior to the consummation of a potential transaction. Zegna will continue to source raw materials from Achillfarm following such demerger 4. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 1 5. Core number of DOS excludes 17 Korea stores, which were converted to franchising in Jan-21, and Agnona stores following disposition 6. As of Jan-21 CONFIDENTIAL

…FIRMLY POSITIONED IN THE STRUCTURALLY ATTRACTIVE LUXURY MARKET Personal Luxury Goods Market Evolution (€bn) Key Drivers of Market Growth 1 % Global Market 15% 23% 23-26% 30-33% 380 Casualisation Digital & Direct Contact 360 295 281 250 217 China Emotions & Experientiality 76 Point of View on Future Generational & Inspiration Shift 1996 2019 2020 2021 2025 Sources: Bain-Altagamma worldwide luxury market monitor, Spring Update 2021 edition for global market size 1996, 2019, 2020E, 2021E; Market estimates for global market size 2025E and for China’s share of the global market Notes: 1. Data for Greater China 2 2. CAGR calculated using the midpoint values for 2021E and 2025E CONFIDENTIAL…FIRMLY POSITIONED IN THE STRUCTURALLY ATTRACTIVE LUXURY MARKET Personal Luxury Goods Market Evolution (€bn) Key Drivers of Market Growth 1 % Global Market 15% 23% 23-26% 30-33% 380 Casualisation Digital & Direct Contact 360 295 281 250 217 China Emotions & Experientiality 76 Point of View on Future Generational & Inspiration Shift 1996 2019 2020 2021 2025 Sources: Bain-Altagamma worldwide luxury market monitor, Spring Update 2021 edition for global market size 1996, 2019, 2020E, 2021E; Market estimates for global market size 2025E and for China’s share of the global market Notes: 1. Data for Greater China 2 2. CAGR calculated using the midpoint values for 2021E and 2025E CONFIDENTIAL

TABLE OF CONTENTS 1. What makes Ermenegildo Zegna Group different 2. Focus on Zegna 3. The Thom Browne factor 4. Key financials overview 5. Transaction structure and valuation 3 C CO ON NF FIID DE EN NT TIIA AL LTABLE OF CONTENTS 1. What makes Ermenegildo Zegna Group different 2. Focus on Zegna 3. The Thom Browne factor 4. Key financials overview 5. Transaction structure and valuation 3 C CO ON NF FIID DE EN NT TIIA AL L

OUR VISION …AND LET ME TELL YOU WHY WE WERE ALL WEARING A SUIT, AND TODAY I’M NOT… SECTION 1 4 C CO ON NF FIID DE EN NT TIIA AL LOUR VISION …AND LET ME TELL YOU WHY WE WERE ALL WEARING A SUIT, AND TODAY I’M NOT… SECTION 1 4 C CO ON NF FIID DE EN NT TIIA AL L

5 CONFIDENTIAL5 CONFIDENTIAL

Zegna FW 2021 collection 6 CONFIDENTIALZegna FW 2021 collection 6 CONFIDENTIAL

Strong footprint in Greater China Shenzhen MixC Hong Kong Peking Road Hangzhou MixC 7 CONFIDENTIALStrong footprint in Greater China Shenzhen MixC Hong Kong Peking Road Hangzhou MixC 7 CONFIDENTIAL

Thom Browne FW 2021 collection 8 CONFIDENTIALThom Browne FW 2021 collection 8 CONFIDENTIAL

Craftsmanship excellence 9 CONFIDENTIALCraftsmanship excellence 9 CONFIDENTIAL

THE TEAM ERMENEGILDO GIANLUCA EDOARDO RODRIGO ALESSANDRO THOM ANTONIO (GILDO) ZEGNA TAGLIABUE ZEGNA BAZAN SARTORI BROWNE GATTI IIAC Advisor Group CEO Group COO Chief Marketing, Digital and Thom Browne Zegna Thom Browne and CFO Sustainability Officer CEO Artistic Director Founder & Chief Investindustrial Creative Officer Managing Principal 10 CONFIDENTIALTHE TEAM ERMENEGILDO GIANLUCA EDOARDO RODRIGO ALESSANDRO THOM ANTONIO (GILDO) ZEGNA TAGLIABUE ZEGNA BAZAN SARTORI BROWNE GATTI IIAC Advisor Group CEO Group COO Chief Marketing, Digital and Thom Browne Zegna Thom Browne and CFO Sustainability Officer CEO Artistic Director Founder & Chief Investindustrial Creative Officer Managing Principal 10 CONFIDENTIAL

1. What makes Ermenegildo Zegna Group different A UNIQUE OPPORTUNITY IN THE LUXURY SPACE 1. HERITAGE AND SUSTAINABILITY AT THE CORE 4. A NATURAL PLATFORM FOR GROWTH IN THE LUXURY SPACE (ZEGNA & THOM BROWNE) 2. THE MADE IN ITALY LUXURY LABORATORY PLATFORM 5. AN EXPERIENCED MANAGEMENT TEAM COMBINING FAMILY AND OUTSIDE TALENT 3. A GLOBAL GROUP AND PIONEER IN CHINA 11 CONFIDENTIAL1. What makes Ermenegildo Zegna Group different A UNIQUE OPPORTUNITY IN THE LUXURY SPACE 1. HERITAGE AND SUSTAINABILITY AT THE CORE 4. A NATURAL PLATFORM FOR GROWTH IN THE LUXURY SPACE (ZEGNA & THOM BROWNE) 2. THE MADE IN ITALY LUXURY LABORATORY PLATFORM 5. AN EXPERIENCED MANAGEMENT TEAM COMBINING FAMILY AND OUTSIDE TALENT 3. A GLOBAL GROUP AND PIONEER IN CHINA 11 CONFIDENTIAL

1.1 What makes Ermenegildo Zegna Group different HERITAGE AND SUSTAINABILITY AT THE CORE ACTIONS SPEAK LOUDER THAN WORDS * *Oasi Zegna will be demerged as part of the real estate business disposition that is expected to occur prior to the consummation of a potential transaction 12 C CO ON NF FIID DE EN NT TIIA AL L1.1 What makes Ermenegildo Zegna Group different HERITAGE AND SUSTAINABILITY AT THE CORE ACTIONS SPEAK LOUDER THAN WORDS * *Oasi Zegna will be demerged as part of the real estate business disposition that is expected to occur prior to the consummation of a potential transaction 12 C CO ON NF FIID DE EN NT TIIA AL L

1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR UNIQUE STORY OF VERTICAL INTEGRATION FROM SHEEP TO SHOP, FROM MEN TO TERRITORY, FROM FACTORY TO PEOPLE This is the original dream of our founder, a fully integrated structure connecting animals to humans, natural environment to local communities, with a short and circular supply chain 13 13 C CO ON NF FIID DE EN NT TIIA AL L1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR UNIQUE STORY OF VERTICAL INTEGRATION FROM SHEEP TO SHOP, FROM MEN TO TERRITORY, FROM FACTORY TO PEOPLE This is the original dream of our founder, a fully integrated structure connecting animals to humans, natural environment to local communities, with a short and circular supply chain 13 13 C CO ON NF FIID DE EN NT TIIA AL L

1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR UNIQUE STORY OF VERTICAL INTEGRATION OUR OWN LUXURY LABORATORY 1 ~250 people dedicated to R&D Serving proprietary brands ✓ Privileged procurement of finest fibres and fabrics Potential new acquisitions ✓ Enhanced traceability and quality control of the raw material ✓ Diversification of exposure to luxury sector trends Top luxury players as key clients ✓ Flexible, circular & sustainable supply chain Potential new acquisitions and others Sources: Company information Note: 14 14 1. As of Jan-21 C CO ON NF FIID DE EN NT TIIA AL L1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR UNIQUE STORY OF VERTICAL INTEGRATION OUR OWN LUXURY LABORATORY 1 ~250 people dedicated to R&D Serving proprietary brands ✓ Privileged procurement of finest fibres and fabrics Potential new acquisitions ✓ Enhanced traceability and quality control of the raw material ✓ Diversification of exposure to luxury sector trends Top luxury players as key clients ✓ Flexible, circular & sustainable supply chain Potential new acquisitions and others Sources: Company information Note: 14 14 1. As of Jan-21 C CO ON NF FIID DE EN NT TIIA AL L

1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR KEY INNOVATION INITIATIVES Made-to-Measure #UseTheExisting Digitalization of the garment making the dream of zero waste possible the king of services from design, to sampling and customer customization 01 1 SWATCHBOOK Prime Matter Threads 2 15% waste PATTERN-BASED Modify 3D SAMPLES Reuse 3 Fabric Upcycle UPLOAD GARMENTS cut outs RENDERING 15% waste 4 VIRTUAL FITTING Garments 5 15% waste CONSUMER 03 02 AVATARS End of life Creation ▪ MtM garment in <4 weeks “This garment includes natural discarded materials, which have been reused with innovative processes” ▪ ~10% of Zegna Branded Products revenues with an efficient business model and no waste ▪ From formal to leisurewear & accessories Sources: Company information 15 15 C CO ON NF FIID DE EN NT TIIA AL L1.2 What makes Ermenegildo Zegna Group different THE MADE IN ITALY LUXURY LABORATORY PLATFORM OUR KEY INNOVATION INITIATIVES Made-to-Measure #UseTheExisting Digitalization of the garment making the dream of zero waste possible the king of services from design, to sampling and customer customization 01 1 SWATCHBOOK Prime Matter Threads 2 15% waste PATTERN-BASED Modify 3D SAMPLES Reuse 3 Fabric Upcycle UPLOAD GARMENTS cut outs RENDERING 15% waste 4 VIRTUAL FITTING Garments 5 15% waste CONSUMER 03 02 AVATARS End of life Creation ▪ MtM garment in <4 weeks “This garment includes natural discarded materials, which have been reused with innovative processes” ▪ ~10% of Zegna Branded Products revenues with an efficient business model and no waste ▪ From formal to leisurewear & accessories Sources: Company information 15 15 C CO ON NF FIID DE EN NT TIIA AL L

1.3 What makes Ermenegildo Zegna Group different A GLOBAL GROUP AND PIONEER IN CHINA 3 Zegna Group presence in Greater China Zegna brand performance in China vs. Selected Peers 1 Zegna Group 2021E Apparel & Accessories revenue split by region (€m) Brand Awareness 92% Gen Z awareness Rest of APAC 86% Millennials awareness 9% 1990s Greater 97% 97% 96% 86% China 73% 72% 71% Launched 51% Americas in China 15% 1 €1,041m 104 DOS footprint in 2 Category 1Category 2Category 3Category 4 Greater China EMEA 25% 4 ~2x larger penetration in Net Promoter Score Greater China vs. the market 50% 49% Global Personal Luxury Goods 43% 41% In the medium term 38% Market in 2021E (€bn) Greater China 23-26% 22% 22% Chinese consumers will represent 46-48% of the €250-295bn global personal Category 1 Category 2 Category 3 Category 4 luxury goods 5 market in 2025E Sources: Management estimates as of Jun-21 for 2021E Zegna business plan, global market estimates and respective split by geography; Kantar 2021 Survey for brand awareness and NPS scores, Notes: 1. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 2. Estimated number of Zegna and Thom Browne DOS at 2021 year-end 3. Selected peers only, including Gucci, Hermès, Louis Vuitton, Moncler, Brunello Cucinelli and Loro Piana 4. % resulting from subtracting the % of brand detractors from the % of brand promoters. Brand promoters and detractors are determined through a survey measuring on a scale from 0 to 10 how 16 likely a consumer is to recommend a brand to a friend or a colleague (from 0 to 6 is a detractor; from 9 to 10 is a promoter) 5. Based on Bain-Altagamma worldwide luxury market monitor, 2020 edition; Chinese consumers demand over both purchases at home and travel C CO ON NF FIID DE EN NT TIIA AL L1.3 What makes Ermenegildo Zegna Group different A GLOBAL GROUP AND PIONEER IN CHINA 3 Zegna Group presence in Greater China Zegna brand performance in China vs. Selected Peers 1 Zegna Group 2021E Apparel & Accessories revenue split by region (€m) Brand Awareness 92% Gen Z awareness Rest of APAC 86% Millennials awareness 9% 1990s Greater 97% 97% 96% 86% China 73% 72% 71% Launched 51% Americas in China 15% 1 €1,041m 104 DOS footprint in 2 Category 1Category 2Category 3Category 4 Greater China EMEA 25% 4 ~2x larger penetration in Net Promoter Score Greater China vs. the market 50% 49% Global Personal Luxury Goods 43% 41% In the medium term 38% Market in 2021E (€bn) Greater China 23-26% 22% 22% Chinese consumers will represent 46-48% of the €250-295bn global personal Category 1 Category 2 Category 3 Category 4 luxury goods 5 market in 2025E Sources: Management estimates as of Jun-21 for 2021E Zegna business plan, global market estimates and respective split by geography; Kantar 2021 Survey for brand awareness and NPS scores, Notes: 1. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 2. Estimated number of Zegna and Thom Browne DOS at 2021 year-end 3. Selected peers only, including Gucci, Hermès, Louis Vuitton, Moncler, Brunello Cucinelli and Loro Piana 4. % resulting from subtracting the % of brand detractors from the % of brand promoters. Brand promoters and detractors are determined through a survey measuring on a scale from 0 to 10 how 16 likely a consumer is to recommend a brand to a friend or a colleague (from 0 to 6 is a detractor; from 9 to 10 is a promoter) 5. Based on Bain-Altagamma worldwide luxury market monitor, 2020 edition; Chinese consumers demand over both purchases at home and travel C CO ON NF FIID DE EN NT TIIA AL L

1.4 What makes Ermenegildo Zegna Group different A NATURAL PLATFORM FOR GROWTH IN THE LUXURY SPACE The benefits of the WHY THOM BROWNE? Platform: • Increase exposure to a new (Revenues, younger customer base 1 US$m) ✓ Fully-fledged • Established iconic brand “modular” luxury laboratory ~2x with strong growth ✓ Primary knowledge potential 271 of the Chinese market • Potential across channels ✓ Capabilities to act as 2 139 (DTC ) and categories technology layer (Womenswear & Accessories) ✓ Scalability, industrial and retail expertise • Leverage on and further Before acquisition Today develop digital strength (2018A) (2021E) Source: Company information and estimates Notes: 1. Including royalties 2. Stands for “direct-to-consumer” 17 CONFIDENTIAL

Focus on Zegna SECTION 2 18 C CO ON NF FIID DE EN NT TIIA AL LFocus on Zegna SECTION 2 18 C CO ON NF FIID DE EN NT TIIA AL L

2. Focus on Zegna ZEGNA BELONGS TO TODAY THE (RE)SET FROM STATUS… …TO COMFORT May 2021 YTD Luxury 2016A 2019A 2023E Leisurewear @ 51% ZEGNA LUXURY LEISUREWEAR 38% 45% 53% 1 ZEGNA LEATHER ACCESSORIES 15% 14% 17% ZEGNA FORMALWEAR 44% 38% 27% 2 as a % of revenues At the forefront of the modern man – from tailoring to leisurewear Sources: Company information and estimates Notes: 1. Shoes, belts, bags and small and large leather goods 2. Based on Zegna Branded Products revenues (including Licensed goods, Royalties and other Zegna Branded Products that, in addition to the above- 19 19 mentioned categories, are worth ca. 3% on revenues) C CO ON NF FIID DE EN NT TIIA AL L2. Focus on Zegna ZEGNA BELONGS TO TODAY THE (RE)SET FROM STATUS… …TO COMFORT May 2021 YTD Luxury 2016A 2019A 2023E Leisurewear @ 51% ZEGNA LUXURY LEISUREWEAR 38% 45% 53% 1 ZEGNA LEATHER ACCESSORIES 15% 14% 17% ZEGNA FORMALWEAR 44% 38% 27% 2 as a % of revenues At the forefront of the modern man – from tailoring to leisurewear Sources: Company information and estimates Notes: 1. Shoes, belts, bags and small and large leather goods 2. Based on Zegna Branded Products revenues (including Licensed goods, Royalties and other Zegna Branded Products that, in addition to the above- 19 19 mentioned categories, are worth ca. 3% on revenues) C CO ON NF FIID DE EN NT TIIA AL L

2. Focus on Zegna ZEGNA BELONGS TO TODAY THE (RE)SET In order to retain its relevance, strengthen positioning and attract new customers, we believe a brand needs to… A B C …create iconic products …focus on being recognized visually …attract new customers that define you ONE BRAND ONE MESSAGE WITH RECOGNIZABLE SIGNS Source: Company information 20 CONFIDENTIAL2. Focus on Zegna ZEGNA BELONGS TO TODAY THE (RE)SET In order to retain its relevance, strengthen positioning and attract new customers, we believe a brand needs to… A B C …create iconic products …focus on being recognized visually …attract new customers that define you ONE BRAND ONE MESSAGE WITH RECOGNIZABLE SIGNS Source: Company information 20 CONFIDENTIAL

2.A Focus on Zegna ZEGNA BELONGS TO TODAY THE NEW ERA TODAY TOMORROW ONE BRAND A STRONG SINGLE BRAND, WITH A NEW SIGNIFIER EXPECTED TO BE LAUNCHED AT LISTING IN AUTUMN 2021 Source: Company information 21 21 CONFIDENTIAL2.A Focus on Zegna ZEGNA BELONGS TO TODAY THE NEW ERA TODAY TOMORROW ONE BRAND A STRONG SINGLE BRAND, WITH A NEW SIGNIFIER EXPECTED TO BE LAUNCHED AT LISTING IN AUTUMN 2021 Source: Company information 21 21 CONFIDENTIAL

2.B Focus on Zegna ZEGNA BELONGS TO TODAY CREATING ICONS The Triple Stitch: a successful iconic product delivering superior growth Triple Stitch sneakers have been extremely successful, as demonstrated by the superior growth they generated across channels despite COVID-19 Triple Stitch collection 2019 2020 2021E # pairs sold 1 (thousands, globally) 52.5 16.7 14.8 Source: Company information and estimates Note: 22 22 1. Based on Retail and Wholesale revenues CONFIDENTIAL2.B Focus on Zegna ZEGNA BELONGS TO TODAY CREATING ICONS The Triple Stitch: a successful iconic product delivering superior growth Triple Stitch sneakers have been extremely successful, as demonstrated by the superior growth they generated across channels despite COVID-19 Triple Stitch collection 2019 2020 2021E # pairs sold 1 (thousands, globally) 52.5 16.7 14.8 Source: Company information and estimates Note: 22 22 1. Based on Retail and Wholesale revenues CONFIDENTIAL

2.C Focus on Zegna ZEGNA BELONGS TO TODAY ATTRACTING NEW CUSTOMERS The ZEGNA X FEAR OF GOD collaboration - Some data points on a successful recent initiative Key KPIs Collection revenues split Best selling items 1 By region (%) REST OF APAC 10% EMEA 10% AMERICAS 18% GREATER CHINA 62% 1 By channel (%) By customer base (%) Organic reach EXISTING CUSTOMERS OFFLINE of 100 million users 2 (AOV €1,800) 62% 12% Acquired 15,000 new younger Fear Of God users Sold out aged 18-34 ONLINE NEW CUSTOMERS 2 after 2 days 38% (AOV €1,000) 88% Sources: Company information 23 23 Note: 1. Refers to DTC only 2. Stands for “Average Order Value” CONFIDENTIAL2.C Focus on Zegna ZEGNA BELONGS TO TODAY ATTRACTING NEW CUSTOMERS The ZEGNA X FEAR OF GOD collaboration - Some data points on a successful recent initiative Key KPIs Collection revenues split Best selling items 1 By region (%) REST OF APAC 10% EMEA 10% AMERICAS 18% GREATER CHINA 62% 1 By channel (%) By customer base (%) Organic reach EXISTING CUSTOMERS OFFLINE of 100 million users 2 (AOV €1,800) 62% 12% Acquired 15,000 new younger Fear Of God users Sold out aged 18-34 ONLINE NEW CUSTOMERS 2 after 2 days 38% (AOV €1,000) 88% Sources: Company information 23 23 Note: 1. Refers to DTC only 2. Stands for “Average Order Value” CONFIDENTIAL

The Thom Browne factor SECTION 3 24 CONFIDENTIALThe Thom Browne factor SECTION 3 24 CONFIDENTIAL

3. The Thom Browne factor DISTINCTIVE MODERN LUXURY The Thom Browne Team Sources: Company information 25 CONFIDENTIAL3. The Thom Browne factor DISTINCTIVE MODERN LUXURY The Thom Browne Team Sources: Company information 25 CONFIDENTIAL

3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Womenswear 26% 30% 38% as % of revenues ~15% CAGR ~25% 361 CAGR 271 139 Revenues 1 (US$m) Before acquisition Today Tomorrow (2018A) (2021E) (2023E) stable +~4% 2 Adj. EBIT as % of ~14% 14% 18% revenues +44 +25 3 Total retail network 32 76 101 ✓ Full integration ✓ Embodies Zegna’s ✓ Successfully leveraged The benefits of a strong fit with Zegna’s innovation and Zegna’s primary with the Zegna platform luxury laboratory digital initiatives knowledge of the Chinese market Source: Company information and estimates; Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes royalties 2. Refers to 2019 26 26 3. Includes DOS, franchised and travel retail stores, as well as shop-in-shop concessions CONFIDENTIAL3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Womenswear 26% 30% 38% as % of revenues ~15% CAGR ~25% 361 CAGR 271 139 Revenues 1 (US$m) Before acquisition Today Tomorrow (2018A) (2021E) (2023E) stable +~4% 2 Adj. EBIT as % of ~14% 14% 18% revenues +44 +25 3 Total retail network 32 76 101 ✓ Full integration ✓ Embodies Zegna’s ✓ Successfully leveraged The benefits of a strong fit with Zegna’s innovation and Zegna’s primary with the Zegna platform luxury laboratory digital initiatives knowledge of the Chinese market Source: Company information and estimates; Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes royalties 2. Refers to 2019 26 26 3. Includes DOS, franchised and travel retail stores, as well as shop-in-shop concessions CONFIDENTIAL

3. The Thom Browne factor DISTINCTIVE MODERN LUXURY A creative, thought-provoking designer with a strong tailoring aesthetic, Thom Browne is recognized for creating and establishing a new silhouette in menswear Sources: Company information 27 27 CONFIDENTIAL3. The Thom Browne factor DISTINCTIVE MODERN LUXURY A creative, thought-provoking designer with a strong tailoring aesthetic, Thom Browne is recognized for creating and establishing a new silhouette in menswear Sources: Company information 27 27 CONFIDENTIAL

3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Craftmanship Sources: Company information 28 CONFIDENTIAL3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Craftmanship Sources: Company information 28 CONFIDENTIAL

3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Brand awareness Cardi B Danai Gurira Maisie Williams Janelle Monàe OBJ Timothée Chalamet Pusha T Cole Sprouse Brie Larson Xiao Wen Ju Kristen Stewart Liu Wen LaKeith Stanfield Lee Pace LeBron James BTS Sources: Company information 29 CONFIDENTIAL3. The Thom Browne factor DISTINCTIVE MODERN LUXURY Brand awareness Cardi B Danai Gurira Maisie Williams Janelle Monàe OBJ Timothée Chalamet Pusha T Cole Sprouse Brie Larson Xiao Wen Ju Kristen Stewart Liu Wen LaKeith Stanfield Lee Pace LeBron James BTS Sources: Company information 29 CONFIDENTIAL

Rodrigo Bazan to review 3. The Thom Browne factor DISTINCTIVE MODERN LUXURY The store is unexpected, yet designed to feel like the interior of a home; always protected from view with either venetian blinds or a marble façade Sources: Company information 30 30 CONFIDENTIAL CONFIDENTIALRodrigo Bazan to review 3. The Thom Browne factor DISTINCTIVE MODERN LUXURY The store is unexpected, yet designed to feel like the interior of a home; always protected from view with either venetian blinds or a marble façade Sources: Company information 30 30 CONFIDENTIAL CONFIDENTIAL

Company/Rodrigo to review 3. The Thom Browne factor HOW WE WILL GROW THE THOM BROWNE BRAND Expansion Womenswear of clients Brand awareness & Accessories • Continue the successful • Pursue a very significant • Expand significantly development of our expansion of clients, brand awareness and product strategies with without losing the current customer base further growth in very loyal and significant Womenswear and client base Accessories • Customer Value Management program “Thomness” Wholesale DTC growth • Continue to play a unique • Continue to build most of the • Maintain wholesale with expression of classic/highly growth in DTC, both in retail limited volume to use as creative, tailoring/sportswear, and very successful e- platform for global visibility modernity/mid-century business through various and awareness inspired and most importantly platforms catering to very wide range of clients Source: Company information 31 31 CONFIDENTIALCompany/Rodrigo to review 3. The Thom Browne factor HOW WE WILL GROW THE THOM BROWNE BRAND Expansion Womenswear of clients Brand awareness & Accessories • Continue the successful • Pursue a very significant • Expand significantly development of our expansion of clients, brand awareness and product strategies with without losing the current customer base further growth in very loyal and significant Womenswear and client base Accessories • Customer Value Management program “Thomness” Wholesale DTC growth • Continue to play a unique • Continue to build most of the • Maintain wholesale with expression of classic/highly growth in DTC, both in retail limited volume to use as creative, tailoring/sportswear, and very successful e- platform for global visibility modernity/mid-century business through various and awareness inspired and most importantly platforms catering to very wide range of clients Source: Company information 31 31 CONFIDENTIAL

Key financials overview SECTION 4 32 CONFIDENTIALKey financials overview SECTION 4 32 CONFIDENTIAL

4. Key financials overview ZEGNA GROUP’S NUMBERS AT A GLANCE 2021E 2021E 1 Greater China share of Apparel & Core revenues 2 Accessories revenues €1,207m 51% (vs. 41% in 2019) 2021E 2021E 3 DTC share of Apparel & Core Adj. EBITDA 2 Accessories revenues €264m 77% (vs. 74% in 2019) 2021E 2021E 4 Core net financial indebtedness Core Adj. EBIT €111m €84m Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes €8m eliminations between Segments 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 3. Includes e-commerce revenues 33 4. Computed as (+) debt items (-) cash items; includes €92m one-off cash outflows, i.e. €43m related to purchase price and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona, €32m related to the acquisition of a 5% stake in Thom Browne and €11m impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition CONFIDENTIAL4. Key financials overview ZEGNA GROUP’S NUMBERS AT A GLANCE 2021E 2021E 1 Greater China share of Apparel & Core revenues 2 Accessories revenues €1,207m 51% (vs. 41% in 2019) 2021E 2021E 3 DTC share of Apparel & Core Adj. EBITDA 2 Accessories revenues €264m 77% (vs. 74% in 2019) 2021E 2021E 4 Core net financial indebtedness Core Adj. EBIT €111m €84m Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes €8m eliminations between Segments 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 3. Includes e-commerce revenues 33 4. Computed as (+) debt items (-) cash items; includes €92m one-off cash outflows, i.e. €43m related to purchase price and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona, €32m related to the acquisition of a 5% stake in Thom Browne and €11m impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition CONFIDENTIAL

4. Key financials overview ZEGNA GROUP’S KEY BUSINESS PLAN GROWTH LEVERS Key positive Key growth levers Detail by brand market tailwinds 1 Luxury Leisurewear & Leather Accessories PRODUCT CATEGORIES Womenswear and accessories + Casualisation 2 Retail footprint optimization & digital acceleration CHANNEL MIX Direct-to-consumer (DTC) expansion (retail & online) + 3 China leadership and domestic customers growth in Americas and EMEA Digital & Direct Contact GEOGRAPHICAL FOOTPRINT Global brand awareness push = Revenues density increase Pricing leverage Cost efficiency PROFITABILITY China Pricing / Channel mix Scale Sources: Company information, Bain-Altagamma worldwide luxury market monitor, Spring Update 2021 edition 34 CONFIDENTIAL4. Key financials overview ZEGNA GROUP’S KEY BUSINESS PLAN GROWTH LEVERS Key positive Key growth levers Detail by brand market tailwinds 1 Luxury Leisurewear & Leather Accessories PRODUCT CATEGORIES Womenswear and accessories + Casualisation 2 Retail footprint optimization & digital acceleration CHANNEL MIX Direct-to-consumer (DTC) expansion (retail & online) + 3 China leadership and domestic customers growth in Americas and EMEA Digital & Direct Contact GEOGRAPHICAL FOOTPRINT Global brand awareness push = Revenues density increase Pricing leverage Cost efficiency PROFITABILITY China Pricing / Channel mix Scale Sources: Company information, Bain-Altagamma worldwide luxury market monitor, Spring Update 2021 edition 34 CONFIDENTIAL

4. Key financials overview ZEGNA GROUP KEY FINANCIALS Core revenues (€m) Core Adj. EBIT (€m) +11% (23%) +20% +11% +10% 9% 9% 2% 9% 11% 12% including Thom Browne 12 1 months contribution 1,476 173 1,342 1,271 1,306 142 1,207 1,173 116 111 1,005 1 103 17 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E 261 287 188 264 312 354 2 x% x% x Core revenues y-o-y growth (%) Core Adj. EBIT margin (%) Core Adj. EBITDA (€m) Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting from 30-Nov-18 35 2. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL4. Key financials overview ZEGNA GROUP KEY FINANCIALS Core revenues (€m) Core Adj. EBIT (€m) +11% (23%) +20% +11% +10% 9% 9% 2% 9% 11% 12% including Thom Browne 12 1 months contribution 1,476 173 1,342 1,271 1,306 142 1,207 1,173 116 111 1,005 1 103 17 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E 261 287 188 264 312 354 2 x% x% x Core revenues y-o-y growth (%) Core Adj. EBIT margin (%) Core Adj. EBITDA (€m) Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting from 30-Nov-18 35 2. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL

4. Key financials overview ZEGNA GROUP CURRENT TRADING (2021 vs 2019) (8%) Core revenues (€m, at actual currency) 1,306 1,207 • Q1 21 at -4% vs Q1 19 • Apr-May 21 in acceleration: flat performance vs Apr-May 19 (2%) 508 497 2019A 2021A 2019A 2021E May-YTD Full Year Sources: Company information and estimates Note: See Appendix for important information about Core and other non-IFRS financial metrics 36 CONFIDENTIAL4. Key financials overview ZEGNA GROUP CURRENT TRADING (2021 vs 2019) (8%) Core revenues (€m, at actual currency) 1,306 1,207 • Q1 21 at -4% vs Q1 19 • Apr-May 21 in acceleration: flat performance vs Apr-May 19 (2%) 508 497 2019A 2021A 2019A 2021E May-YTD Full Year Sources: Company information and estimates Note: See Appendix for important information about Core and other non-IFRS financial metrics 36 CONFIDENTIAL

4. Key financials overview ZEGNA GROUP (€m) CORE REVENUES EVOLUTION BY PRODUCT CATEGORY (€M) CAGR +3.1% CAGR 2019A-23E growth mostly driven by knitwear, outerwear, jersey, “new jackets” and growth mostly driven by sneakers “new trousers” 28 4 1,476 76 19 9 12 45 (14%) 54 1,306 95 180 126 +4% 18 1,207 Textile & 97 1 growth mostly driven by further DTC, 15 Zegna Branded Products Strategic 75 womenswear and accessories expansion 110 306 +17% Alliances 151 76 €94m including intercompany Textile sales to 206 161 the Zegna and Thom Browne brands (0%) 27 230 28 261 (7%) 19 351 249 165 Zegna +6% Branded 972 129 120 1 Products 811 921 518 +6% 423 413 // 3 2019A 2021E Zegna Luxury Zegna Leather Zegna Other Zegna Thom Browne Textile & Other minor 2023E Leisurewear Accessories Formalwear Branded Strategic 2 Products Alliances Zegna Luxury Zegna Leather Zegna Formalwear Other Zegna 3 Thom Browne Textile & Strategic Alliances Other minor 2 Leisurewear Accessories Branded Products Textile Strategic Alliances Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 37 2. Includes licensed goods, royalties and other Zegna products 3. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment CONFIDENTIAL4. Key financials overview ZEGNA GROUP (€m) CORE REVENUES EVOLUTION BY PRODUCT CATEGORY (€M) CAGR +3.1% CAGR 2019A-23E growth mostly driven by knitwear, outerwear, jersey, “new jackets” and growth mostly driven by sneakers “new trousers” 28 4 1,476 76 19 9 12 45 (14%) 54 1,306 95 180 126 +4% 18 1,207 Textile & 97 1 growth mostly driven by further DTC, 15 Zegna Branded Products Strategic 75 womenswear and accessories expansion 110 306 +17% Alliances 151 76 €94m including intercompany Textile sales to 206 161 the Zegna and Thom Browne brands (0%) 27 230 28 261 (7%) 19 351 249 165 Zegna +6% Branded 972 129 120 1 Products 811 921 518 +6% 423 413 // 3 2019A 2021E Zegna Luxury Zegna Leather Zegna Other Zegna Thom Browne Textile & Other minor 2023E Leisurewear Accessories Formalwear Branded Strategic 2 Products Alliances Zegna Luxury Zegna Leather Zegna Formalwear Other Zegna 3 Thom Browne Textile & Strategic Alliances Other minor 2 Leisurewear Accessories Branded Products Textile Strategic Alliances Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 37 2. Includes licensed goods, royalties and other Zegna products 3. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment CONFIDENTIAL

4. Key financials overview ZEGNA GROUP CORE REVENUES EVOLUTION BY GEOGRAPHY ( (€ €M m)) +3.1% CAGR CAGR 2019A-23E 4 1,476 28 45 88 19 54 (14%) 44 1,306 180 60 126 +4% 18 1,207 Textile & 97 Strategic 15 (2%) 200 75 110 Alliances 151 • return to pre-COVID levels 76 206 • Americas decline vs. 2019 Wholesale 213 155 (and FX) 348 +4% 260 302 140 +3% 96 126 +8% 590 530 441 46% 51% 41% // 1 2019A 2021E Greater China Rest of APAC EMEA Americas Textile & Other minor 2023E Strategic Alliances 1 Greater China Rest of APAC EMEA Americas Textile & Strategic Alliances Other minor Textile Strategic Alliances 2 x Greater China revenues as a % of Apparel & Accessories revenues Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment 38 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances CONFIDENTIAL4. Key financials overview ZEGNA GROUP CORE REVENUES EVOLUTION BY GEOGRAPHY ( (€ €M m)) +3.1% CAGR CAGR 2019A-23E 4 1,476 28 45 88 19 54 (14%) 44 1,306 180 60 126 +4% 18 1,207 Textile & 97 Strategic 15 (2%) 200 75 110 Alliances 151 • return to pre-COVID levels 76 206 • Americas decline vs. 2019 Wholesale 213 155 (and FX) 348 +4% 260 302 140 +3% 96 126 +8% 590 530 441 46% 51% 41% // 1 2019A 2021E Greater China Rest of APAC EMEA Americas Textile & Other minor 2023E Strategic Alliances 1 Greater China Rest of APAC EMEA Americas Textile & Strategic Alliances Other minor Textile Strategic Alliances 2 x Greater China revenues as a % of Apparel & Accessories revenues Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment 38 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances CONFIDENTIAL

4. Key financials overview ZEGNA GROUP CORE ADJ. EBIT EVOLUTION From 2019A to 2020A Adj. EBIT From 2020A to 2021E Adj. EBIT From 2021E to 2023E Adj. EBIT Dec-YE COVID-19 Breakup Recovery Phase Expansion Phase 2019A 2020A 2021E Starting Core Adj. EBIT 9% 2% 9% €116m €17m €111m ∆ revenues ~(€300m) ~+€200m ~+€270m 1 ∆ gross margin % Spring 2020 inventory impact Country & Channel mix Price increase & Product mix 2 Positive leverage with cost increase ∆ opex Cost efficiency Slight bounce-back of costs, but still (marketing, digital, retail expansion) at a (contingent and structural) structurally below 2019 lower growth rate than revenues 2020A 2021E 2023E Ending Core Adj. EBIT 2% 12% 9% €17m €111m €173m 3 Positive impact on Adj. EBIT Negative impact on Adj. EBIT Reference year x Core Adj. EBIT margin (%) 20XX Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Defined as revenues net of cost of goods sold and charges related to obsolete stock 39 2. Defined as selling expenses, general & administrative expenses, marketing cost and depreciation not included in cost of goods sold 3. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL4. Key financials overview ZEGNA GROUP CORE ADJ. EBIT EVOLUTION From 2019A to 2020A Adj. EBIT From 2020A to 2021E Adj. EBIT From 2021E to 2023E Adj. EBIT Dec-YE COVID-19 Breakup Recovery Phase Expansion Phase 2019A 2020A 2021E Starting Core Adj. EBIT 9% 2% 9% €116m €17m €111m ∆ revenues ~(€300m) ~+€200m ~+€270m 1 ∆ gross margin % Spring 2020 inventory impact Country & Channel mix Price increase & Product mix 2 Positive leverage with cost increase ∆ opex Cost efficiency Slight bounce-back of costs, but still (marketing, digital, retail expansion) at a (contingent and structural) structurally below 2019 lower growth rate than revenues 2020A 2021E 2023E Ending Core Adj. EBIT 2% 12% 9% €17m €111m €173m 3 Positive impact on Adj. EBIT Negative impact on Adj. EBIT Reference year x Core Adj. EBIT margin (%) 20XX Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Defined as revenues net of cost of goods sold and charges related to obsolete stock 39 2. Defined as selling expenses, general & administrative expenses, marketing cost and depreciation not included in cost of goods sold 3. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL

4. Key financials overview 1 FOCUS ON ZEGNA SEGMENT KEY FINANCIALS Core revenues (€m) Core Adj. EBIT (€m) (0%) (28%) +18% +10% +9% 9% 8% n.m. 8% 9% 10% 119 1,179 1,153 1,150 1,082 985 99 96 94 834 80 (10) 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E 2 x% Core revenues y-o-y growth x% Core Adj. EBIT margin Sources: Company information and estimates Note: See Appendix for important information about Core and other non-IFRS financial metrics 40 1. The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others 2. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL4. Key financials overview 1 FOCUS ON ZEGNA SEGMENT KEY FINANCIALS Core revenues (€m) Core Adj. EBIT (€m) (0%) (28%) +18% +10% +9% 9% 8% n.m. 8% 9% 10% 119 1,179 1,153 1,150 1,082 985 99 96 94 834 80 (10) 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E 2 x% Core revenues y-o-y growth x% Core Adj. EBIT margin Sources: Company information and estimates Note: See Appendix for important information about Core and other non-IFRS financial metrics 40 1. The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others 2. Defined as Core Adj. EBIT / Core revenues CONFIDENTIAL

4. Key financials overview FOCUS ON THOM BROWNE SEGMENT KEY FINANCIALS Revenues (€m) Adj. EBIT (€m) 1 +37% +12% +28% +17% +14% n.m. 14% 15% 14% 17% 18% 306 268 55 230 46 including Thom Browne 2 12 months contribution 180 161 31 117 27 • 22 Thom Browne consolidated since 30-Nov-18 19 2 19 n.m. 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E x% x% 3 Revenues y-o-y growth Adj. EBIT margin Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Y-o-y growth on full 12 months 2018A Thom Browne contribution 41 2. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting 30-Nov-18; EBIT 1-month contribution for 2018 of €4m 3. Defined as Adj. EBIT / Revenues CONFIDENTIAL4. Key financials overview FOCUS ON THOM BROWNE SEGMENT KEY FINANCIALS Revenues (€m) Adj. EBIT (€m) 1 +37% +12% +28% +17% +14% n.m. 14% 15% 14% 17% 18% 306 268 55 230 46 including Thom Browne 2 12 months contribution 180 161 31 117 27 • 22 Thom Browne consolidated since 30-Nov-18 19 2 19 n.m. 2018A 2019A 2020A 2021E 2022E 2023E 2018A 2019A 2020A 2021E 2022E 2023E x% x% 3 Revenues y-o-y growth Adj. EBIT margin Sources: Company information and estimates Notes: See Appendix for important information about Core and other non-IFRS financial metrics 1. Y-o-y growth on full 12 months 2018A Thom Browne contribution 41 2. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting 30-Nov-18; EBIT 1-month contribution for 2018 of €4m 3. Defined as Adj. EBIT / Revenues CONFIDENTIAL

Transaction structure and valuation SECTION 5 42 CONFIDENTIALTransaction structure and valuation SECTION 5 42 CONFIDENTIAL

5. Transaction structure and valuation TRANSACTION STRUCTURE Sources & Uses Key Transaction Highlights Sources ($m) Uses ($m) Headline Valuation Existing Shareholders Rollover Equity 1,554 Existing Shareholders Rollover Equity 1,554 $3,171m 18.0x 2 3 Core Enterprise Value 2022E Adj. EBIT Multiple 4 Cash in Trust 403 Primary Proceeds 248 9 PIPE 250 Secondary Proceeds 546 $2,497m 8 1 FPA 225 Estimated Transaction Fees 84 Core Equity Value Total 2,432 Total 2,432 ~62% 4 Pro Forma Ownership and Equity Valuation (at $10.0 per share) Existing Zegna Shareholders Ownership Existing Zegna 6 Pro Forma Ownership NOSH (m) Value ($m) Free float Shareholders 26.5% Existing Zegna Shareholders 155.4 1,554 62.2% Financing Details 5 Investindustrial 28.2 282 5 6 Investindustrial Free float 66.1 661 $403m+$225m $250m 8 9 11.3% SPAC Size + FPA PIPE Size Total 249.7 2,497 $248m ~$546m 7 50% Sponsor promote shares not immediately available upon Closing, but subject to vesting conditions — 4 Primary Proceeds Secondary Proceeds thus signaling full conviction and alignment on business prospects Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Conversion based on EUR:USD exchange rate of 1.20 1. Include estimated VAT amount st, 2. Includes core Net Financial Indebtedness and debt-like items as of December 31 2020, as well as adjustments for one-off cash outflows taking place in 2021 such as the cash contributions related to the New Bond Street (London) Building, Agnona and the acquisitions of a 5% stake in Thom Browne, a 60% stake in Ubertino and a 40% stake in Biagioli 3. Adj. EBIT estimates used in computing the multiple include Ubertino’s and Biagioli’s forecasted EBIT contribution 4. Illustrative $10 share price, assuming no redemptions on SPAC shares; excludes 13.4m public warrants, 6.7m private placement warrants and any warrants granted to post-closing directors of Zegna Segment and Thom Browne Segment (each warrant struck at $11.50) 5. Including 22.5m shares from $225m-equivalent forward purchase agreement, 5.03m shares from vested Sponsor promote shares and 0.62m shares invested in the PIPE by an independently managed investment subsidiary of Investindustrial VII L.P. in addition to FPA commitment; excluding 5.03m promote shares to vest after the business combination as per note 7 and potential additional shares to be issued after the exercise of warrants 6. Includes 40.3m SPAC shares, 25.0m PIPE shares (net of 0.62m shares invested in the PIPE by an independently managed investment subsidiary of Investindustrial VII L.P. in addition to FPA commitment) and additional 1.5m shares issued as management grants; excluding potential additional shares to be issued after the exercise of warrants 43 7. 35% of the Sponsor promote shares will vest when the stock price equals or exceeds $12.50, whilst 15% of the remaining Sponsor promote shares will vest when the stock price equals or exceeds $15.00 8. Please note that the FPA commitment – as agreed among parties – is equal to €184.5m for the purchase of 22.5m shares. This amount, for the purpose of this page – has been converted in USD to $225m 9. PIPE includes subscriptions made by certain directors and officers of Zegna and Thom Browne, as well as approx. $6.2m invested by an independently managed investment subsidiary of Investindustial VII L.P., in addition to the FPA commitment CONFIDENTIAL5. Transaction structure and valuation TRANSACTION STRUCTURE Sources & Uses Key Transaction Highlights Sources ($m) Uses ($m) Headline Valuation Existing Shareholders Rollover Equity 1,554 Existing Shareholders Rollover Equity 1,554 $3,171m 18.0x 2 3 Core Enterprise Value 2022E Adj. EBIT Multiple 4 Cash in Trust 403 Primary Proceeds 248 9 PIPE 250 Secondary Proceeds 546 $2,497m 8 1 FPA 225 Estimated Transaction Fees 84 Core Equity Value Total 2,432 Total 2,432 ~62% 4 Pro Forma Ownership and Equity Valuation (at $10.0 per share) Existing Zegna Shareholders Ownership Existing Zegna 6 Pro Forma Ownership NOSH (m) Value ($m) Free float Shareholders 26.5% Existing Zegna Shareholders 155.4 1,554 62.2% Financing Details 5 Investindustrial 28.2 282 5 6 Investindustrial Free float 66.1 661 $403m+$225m $250m 8 9 11.3% SPAC Size + FPA PIPE Size Total 249.7 2,497 $248m ~$546m 7 50% Sponsor promote shares not immediately available upon Closing, but subject to vesting conditions — 4 Primary Proceeds Secondary Proceeds thus signaling full conviction and alignment on business prospects Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Conversion based on EUR:USD exchange rate of 1.20 1. Include estimated VAT amount st, 2. Includes core Net Financial Indebtedness and debt-like items as of December 31 2020, as well as adjustments for one-off cash outflows taking place in 2021 such as the cash contributions related to the New Bond Street (London) Building, Agnona and the acquisitions of a 5% stake in Thom Browne, a 60% stake in Ubertino and a 40% stake in Biagioli 3. Adj. EBIT estimates used in computing the multiple include Ubertino’s and Biagioli’s forecasted EBIT contribution 4. Illustrative $10 share price, assuming no redemptions on SPAC shares; excludes 13.4m public warrants, 6.7m private placement warrants and any warrants granted to post-closing directors of Zegna Segment and Thom Browne Segment (each warrant struck at $11.50) 5. Including 22.5m shares from $225m-equivalent forward purchase agreement, 5.03m shares from vested Sponsor promote shares and 0.62m shares invested in the PIPE by an independently managed investment subsidiary of Investindustrial VII L.P. in addition to FPA commitment; excluding 5.03m promote shares to vest after the business combination as per note 7 and potential additional shares to be issued after the exercise of warrants 6. Includes 40.3m SPAC shares, 25.0m PIPE shares (net of 0.62m shares invested in the PIPE by an independently managed investment subsidiary of Investindustrial VII L.P. in addition to FPA commitment) and additional 1.5m shares issued as management grants; excluding potential additional shares to be issued after the exercise of warrants 43 7. 35% of the Sponsor promote shares will vest when the stock price equals or exceeds $12.50, whilst 15% of the remaining Sponsor promote shares will vest when the stock price equals or exceeds $15.00 8. Please note that the FPA commitment – as agreed among parties – is equal to €184.5m for the purchase of 22.5m shares. This amount, for the purpose of this page – has been converted in USD to $225m 9. PIPE includes subscriptions made by certain directors and officers of Zegna and Thom Browne, as well as approx. $6.2m invested by an independently managed investment subsidiary of Investindustial VII L.P., in addition to the FPA commitment CONFIDENTIAL

5. Transaction structure and valuation Luxury Conglomerates Luxury Players OPERATIONAL BENCHMARKING : 9.4% : 15.3% 14.3% 2 11.1% 10.6% 10.1% 9.8% 9.6% 8.7% 8.6% 8.3% 3 11 23 29 9 15 12 29 18 2 : 21.7% : 32.2% 67.3% 36.8% 3 25.8% 24.7% 18.6% 13.6% 13.5% 13.1% 1 nm Source: IBES and Refinitiv Eikon as of 25-Jun-21, % EBIT Margin 2022E company public information for peers, and company information for Zegna Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Zegna Group Core revenues and Core Adj. EBIT exclude impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition; Data is calendarised to Dec-FYE 1. nm due to Tod’s expected EBIT for 2021 being negative 44 2. Based on Core revenues 3. Based on Core Adj. EBIT EBIT CAGR Revenue CAGR (2021E -23E) (2021E -23E) CONFIDENTIAL5. Transaction structure and valuation Luxury Conglomerates Luxury Players OPERATIONAL BENCHMARKING : 9.4% : 15.3% 14.3% 2 11.1% 10.6% 10.1% 9.8% 9.6% 8.7% 8.6% 8.3% 3 11 23 29 9 15 12 29 18 2 : 21.7% : 32.2% 67.3% 36.8% 3 25.8% 24.7% 18.6% 13.6% 13.5% 13.1% 1 nm Source: IBES and Refinitiv Eikon as of 25-Jun-21, % EBIT Margin 2022E company public information for peers, and company information for Zegna Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Zegna Group Core revenues and Core Adj. EBIT exclude impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition; Data is calendarised to Dec-FYE 1. nm due to Tod’s expected EBIT for 2021 being negative 44 2. Based on Core revenues 3. Based on Core Adj. EBIT EBIT CAGR Revenue CAGR (2021E -23E) (2021E -23E) CONFIDENTIAL

5. Transaction structure and valuation Luxury Conglomerates Luxury Players COMPELLING VALUATION FOR INVESTORS EV / EBIT 44.8x 37.2x 34.4x 24.3x 24.1x 1 19.4x 18.6x 18.0x nm 39.4x 29.0x 25.3x 21.7x 21.0x 17.6x 16.7x 1 14.7x nm Source: IBES and Refinitiv Eikon as of 25-Jun-21, company public information for peers, and company information for Zegna Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Zegna Group’s multiples computed including the pro forma impact of the acquisition of Ubertino (60% stake) and Biagioli (40% stake) on Enterprise Value and Core Adj. EBIT 45 1. Based on Core Adj. EBIT 2023E 2022E CONFIDENTIAL5. Transaction structure and valuation Luxury Conglomerates Luxury Players COMPELLING VALUATION FOR INVESTORS EV / EBIT 44.8x 37.2x 34.4x 24.3x 24.1x 1 19.4x 18.6x 18.0x nm 39.4x 29.0x 25.3x 21.7x 21.0x 17.6x 16.7x 1 14.7x nm Source: IBES and Refinitiv Eikon as of 25-Jun-21, company public information for peers, and company information for Zegna Notes: See Appendix for important information about Core and other non-IFRS financial metrics; Zegna Group’s multiples computed including the pro forma impact of the acquisition of Ubertino (60% stake) and Biagioli (40% stake) on Enterprise Value and Core Adj. EBIT 45 1. Based on Core Adj. EBIT 2023E 2022E CONFIDENTIAL

THANK YOU 46 CONFIDENTIALTHANK YOU 46 CONFIDENTIAL

Appendix 47 CONFIDENTIALAppendix 47 CONFIDENTIAL

ZEGNA GROUP’S KEY FINANCIALS (€m) 2021E 2021E 2021E 2021E 2021E 2021E 3 1 Greater China share of Apparel DTC share of Apparel & Core revenues Core Adj. EBITDA Core Adj. EBIT Core net financial 2 2 4 & Accessories revenues Accessories revenues indebtedness €1,207m €264m €111m €84m 51% 77% (vs. 41% in 2019) (vs. 74% in 2019) 7 (€m) 6 7 Segment (€m) Segment (€m) 2021E 2021E 2021E 2021E 2021E 2021E Core revenues Core Adj. EBITDA Core Adj. EBIT Revenues Adj. EBITDA Adj. EBIT €985m €207m €230m €57m €31m €80m 3 2021E Luxury Leisurewear 3 2021E DTC revenues sneaker revenues revenues CAGR 2021E womenswear 2021E DTC revenues (% of Zegna Branded and Leather Accessories (% of (% of Thom Browne revenues) CAGR 2021E-23E 2018A-21E revenues 5 5 Zegna Branded Products revenues ) Product revenues ) (% of Thom Browne revenues) 84% 67% +17% 49% +24% 30% (vs. 53% in 2016) (vs. 19% in 2016) Sources: Company information and estimates Notes: See Glossary for relevant definitions 1. Includes €8m eliminations between Segments 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 3. Includes e-commerce revenues 4. Computed as (+) debt items (-) cash items; includes €92m one-off cash outflows, i.e. €43m related to purchase price and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona, €32m related to the acquisition of a 5% stake in Thom Browne and €11m impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition 5. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 6. The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others 48 7. Includes Thom Browne business CONFIDENTIALZEGNA GROUP’S KEY FINANCIALS (€m) 2021E 2021E 2021E 2021E 2021E 2021E 3 1 Greater China share of Apparel DTC share of Apparel & Core revenues Core Adj. EBITDA Core Adj. EBIT Core net financial 2 2 4 & Accessories revenues Accessories revenues indebtedness €1,207m €264m €111m €84m 51% 77% (vs. 41% in 2019) (vs. 74% in 2019) 7 (€m) 6 7 Segment (€m) Segment (€m) 2021E 2021E 2021E 2021E 2021E 2021E Core revenues Core Adj. EBITDA Core Adj. EBIT Revenues Adj. EBITDA Adj. EBIT €985m €207m €230m €57m €31m €80m 3 2021E Luxury Leisurewear 3 2021E DTC revenues sneaker revenues revenues CAGR 2021E womenswear 2021E DTC revenues (% of Zegna Branded and Leather Accessories (% of (% of Thom Browne revenues) CAGR 2021E-23E 2018A-21E revenues 5 5 Zegna Branded Products revenues ) Product revenues ) (% of Thom Browne revenues) 84% 67% +17% 49% +24% 30% (vs. 53% in 2016) (vs. 19% in 2016) Sources: Company information and estimates Notes: See Glossary for relevant definitions 1. Includes €8m eliminations between Segments 2. Based on Zegna Branded Products and Thom Browne Segment, excluding Textile & Strategic Alliances 3. Includes e-commerce revenues 4. Computed as (+) debt items (-) cash items; includes €92m one-off cash outflows, i.e. €43m related to purchase price and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona, €32m related to the acquisition of a 5% stake in Thom Browne and €11m impact from Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition 5. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 6. The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others 48 7. Includes Thom Browne business CONFIDENTIAL

ZEGNA GROUP (€m) CORE REVENUES EVOLUTION BY CHANNEL (€M) +3.1% CAGR CAGR 2019A-23E 28 4 1,476 74 19 164 54 (14%) 1,306 180 126 +4% Textile & 18 1,207 driven by Thom Browne Wholesale growth and Zegna recovery Strategic 97 (close to 2019 levels); Travel Retail as a key factor in APAC 15 Alliances 75 110 +3% 151 317 206 76 growth mostly driven by Thom Browne roll-out, Zegna productivity and digital for both segments 277 243 +5% 961 804 798 // 1 2 2019A 2021E DTC Wholesale Textile & Other minor 2023E Strategic Alliances 1 2 DTC Wholesale Textile & Strategic Alliances Other minor Textile Strategic Alliances Sources: Company information and estimates Notes: See Glossary for relevant definitions 1. Also includes royalties 49 2. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment CONFIDENTIALZEGNA GROUP (€m) CORE REVENUES EVOLUTION BY CHANNEL (€M) +3.1% CAGR CAGR 2019A-23E 28 4 1,476 74 19 164 54 (14%) 1,306 180 126 +4% Textile & 18 1,207 driven by Thom Browne Wholesale growth and Zegna recovery Strategic 97 (close to 2019 levels); Travel Retail as a key factor in APAC 15 Alliances 75 110 +3% 151 317 206 76 growth mostly driven by Thom Browne roll-out, Zegna productivity and digital for both segments 277 243 +5% 961 804 798 // 1 2 2019A 2021E DTC Wholesale Textile & Other minor 2023E Strategic Alliances 1 2 DTC Wholesale Textile & Strategic Alliances Other minor Textile Strategic Alliances Sources: Company information and estimates Notes: See Glossary for relevant definitions 1. Also includes royalties 49 2. Includes eliminations for transactions between Zegna Segment and Thom Browne Segment, and other minor business belonging to the Zegna Segment CONFIDENTIAL

ZEGNA GROUP 1 CORE NET FINANCIAL INDEBTEDNESS • including €11m impact from 2 acquisitions announced in 2021 • total impact of one-off cash outflows of €92m includes impact of one-off cash outflows such as: €43m purchase price 84 and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona and €32m related to the acquisition of a 5% stake in Thom Browne – totalling €81m 73 32 18 10 2018A 2019A 2020A 2021E Core IFRS16 lease liabilities 556 546 443 Sources: Company information and estimates Notes: See Glossary for relevant definitions 50 1. Computed as (+) debt items (-) cash items; see Glossary for additional details 2. Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition, announced in June 2021 CONFIDENTIALZEGNA GROUP 1 CORE NET FINANCIAL INDEBTEDNESS • including €11m impact from 2 acquisitions announced in 2021 • total impact of one-off cash outflows of €92m includes impact of one-off cash outflows such as: €43m purchase price 84 and related charges for the acquisition of 50% of the New Bond Street (London) building, €6m cash contribution to Agnona and €32m related to the acquisition of a 5% stake in Thom Browne – totalling €81m 73 32 18 10 2018A 2019A 2020A 2021E Core IFRS16 lease liabilities 556 546 443 Sources: Company information and estimates Notes: See Glossary for relevant definitions 50 1. Computed as (+) debt items (-) cash items; see Glossary for additional details 2. Ubertino’s 60% stake acquisition and Biagioli’s 40% stake acquisition, announced in June 2021 CONFIDENTIAL

ZEGNA GROUP 1 CORE ADJ. OPERATING CASH FLOW (MANAGEMENT ESTIMATES) 62 54 (28) 2018A 2019A 2020A Core net cash from 245 240 113 2 operating activities Core operating capex (57) (57) (33) Core payment of lease liabilities (126) (129) (107) Source: Company information and estimates Notes: See Glossary for relevant definitions 51 1. Management estimates quantify the cash impact of the disposition 2. Excluding cash outflows for income taxes and cash out for financial interest CONFIDENTIALZEGNA GROUP 1 CORE ADJ. OPERATING CASH FLOW (MANAGEMENT ESTIMATES) 62 54 (28) 2018A 2019A 2020A Core net cash from 245 240 113 2 operating activities Core operating capex (57) (57) (33) Core payment of lease liabilities (126) (129) (107) Source: Company information and estimates Notes: See Glossary for relevant definitions 51 1. Management estimates quantify the cash impact of the disposition 2. Excluding cash outflows for income taxes and cash out for financial interest CONFIDENTIAL

GLOSSARY METRIC DEFINITION The “core” measures included in this presentation are unaudited. Such measures exclude certain businesses of the Company that are expected to be divested (by way of one or more demergers or other transfers) prior to the consummation of the Transaction (such divestitures, collectively, the “Disposition”). The Disposition concerns (i) the Company’s real estate business (consisting of the Company’s subsidiary E.Z. Real Estate S.r.l., which directly or indirectly holds substantially all of the Company’s real estate assets, as well as certain properties owned by Lanificio Ermenegildo Zegna e Figli S.p.A. (“Lanificio”), including part of Lanificio’s industrial building located in Valdilana and Lanificio’s hydroelectric plants), (ii) its 10% equity interest in Elah Dufour S.p.A. and certain related contractual rights and obligations, and (iii) its equity stake in Agnona S.r.l. (70% of which was divested in January 2021, and the remaining 30% of which is expected to be divested prior to the consummation of the Transaction). Core perimeter The prospective core measures included in this presentation exclude, in addition to the Disposition described above, the impact of the following transactions occurred after December 31, 2020 (unless otherwise indicated): (a) the purchase of a 60% equity interest in Tessitura Ubertino S.r.l., which was consummated on June 4, 2021; and (b) the purchase of a 40% equity interest in Filati Biagioli Modesto S.p.A. (which following consummation will be consolidated line by line in the Zegna consolidated financial statements), which is expected to close in the third quarter of 2021. The word core associated with any non-IFRS measures has no other meaning but the one described above. Adjusted EBIT is defined as profit / (loss) for the year, with the exclusion of income taxes, financial income / (expenses), exchange gains / (losses), revaluations / (write downs) of equity investments, and certain adjustments including Adjusted EBIT severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not considered attributable to the normal operational management of the Zegna Group Business. Adjusted EBITDA is defined as profit / (loss) for the year, with the exclusion of income taxes, financial income / (expenses), exchange gains / (losses), revaluations / (write downs) of equity investments, depreciation, amortization and impairment of assets, and certain adjustments including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on Adjusted EBITDA held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not attributable to the normal operational management of the Zegna Group Business. Net Financial Net financial indebtedness is defined as financial borrowings (current and non-current), derivative financial instruments, bonds and other entered in Other non-current financial liabilities, net of cash and cash equivalents, derivatives Indebtedness financial instruments and other current financial assets The Directors and Management of the Group use segmentation to understand and evaluate operating performance and trends of our business: the relevant business segments are the Zegna Segment and the Thom Browne Segment. Business We monitor Revenues and Adjusted EBIT for each Segment. The Revenues of each Segment may include intercompany revenues vs the other Segment. Segment The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others. The Thom Browne Segment includes the Thom Browne business. Operating capex is defined as sum of cash flows relating to (Addition)/Disposal of property plant and equipment and (Addition)/Disposal of intangible assets with a finite useful life, for a year. It does not include (Addition)/Disposal of Operating capex right of use. Adjusted Operating Cash Flow is defined as: Adjusted (a) Net cash provided by operating activities, excluding cash out of income taxes and cash out of financial interest Operating Cash (b) (Addition)/Disposal of property plant and equipment and (Addition)/Disposal of intangible assets with a finite useful life; Flow (c) Payment of lease liabilities. 52 CONFIDENTIALGLOSSARY METRIC DEFINITION The “core” measures included in this presentation are unaudited. Such measures exclude certain businesses of the Company that are expected to be divested (by way of one or more demergers or other transfers) prior to the consummation of the Transaction (such divestitures, collectively, the “Disposition”). The Disposition concerns (i) the Company’s real estate business (consisting of the Company’s subsidiary E.Z. Real Estate S.r.l., which directly or indirectly holds substantially all of the Company’s real estate assets, as well as certain properties owned by Lanificio Ermenegildo Zegna e Figli S.p.A. (“Lanificio”), including part of Lanificio’s industrial building located in Valdilana and Lanificio’s hydroelectric plants), (ii) its 10% equity interest in Elah Dufour S.p.A. and certain related contractual rights and obligations, and (iii) its equity stake in Agnona S.r.l. (70% of which was divested in January 2021, and the remaining 30% of which is expected to be divested prior to the consummation of the Transaction). Core perimeter The prospective core measures included in this presentation exclude, in addition to the Disposition described above, the impact of the following transactions occurred after December 31, 2020 (unless otherwise indicated): (a) the purchase of a 60% equity interest in Tessitura Ubertino S.r.l., which was consummated on June 4, 2021; and (b) the purchase of a 40% equity interest in Filati Biagioli Modesto S.p.A. (which following consummation will be consolidated line by line in the Zegna consolidated financial statements), which is expected to close in the third quarter of 2021. The word core associated with any non-IFRS measures has no other meaning but the one described above. Adjusted EBIT is defined as profit / (loss) for the year, with the exclusion of income taxes, financial income / (expenses), exchange gains / (losses), revaluations / (write downs) of equity investments, and certain adjustments including Adjusted EBIT severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not considered attributable to the normal operational management of the Zegna Group Business. Adjusted EBITDA is defined as profit / (loss) for the year, with the exclusion of income taxes, financial income / (expenses), exchange gains / (losses), revaluations / (write downs) of equity investments, depreciation, amortization and impairment of assets, and certain adjustments including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on Adjusted EBITDA held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not attributable to the normal operational management of the Zegna Group Business. Net Financial Net financial indebtedness is defined as financial borrowings (current and non-current), derivative financial instruments, bonds and other entered in Other non-current financial liabilities, net of cash and cash equivalents, derivatives Indebtedness financial instruments and other current financial assets The Directors and Management of the Group use segmentation to understand and evaluate operating performance and trends of our business: the relevant business segments are the Zegna Segment and the Thom Browne Segment. Business We monitor Revenues and Adjusted EBIT for each Segment. The Revenues of each Segment may include intercompany revenues vs the other Segment. Segment The Zegna Segment includes Zegna Branded Products, Textile and Strategic Alliances, accounting adjustments and others. The Thom Browne Segment includes the Thom Browne business. Operating capex is defined as sum of cash flows relating to (Addition)/Disposal of property plant and equipment and (Addition)/Disposal of intangible assets with a finite useful life, for a year. It does not include (Addition)/Disposal of Operating capex right of use. Adjusted Operating Cash Flow is defined as: Adjusted (a) Net cash provided by operating activities, excluding cash out of income taxes and cash out of financial interest Operating Cash (b) (Addition)/Disposal of property plant and equipment and (Addition)/Disposal of intangible assets with a finite useful life; Flow (c) Payment of lease liabilities. 52 CONFIDENTIAL

SUMMARY NON-IFRS CORE FINANCIALS (1/2) Key income statement items (€m) 1 €m 2018A 2019A 2020A 2021E 2022E 2023E Zegna Segment core revenues 1,153 1,150 834 985 1,082 1,179 Thom Browne Segment revenues 19 161 180 230 268 306 Eliminations between Segments (0) (6) (8) (8) (8) (9) Core revenues 1,173 1,306 1,005 1,207 1,342 1,476 Core Adj. EBITDA 261 287 188 264 312 354 Zegna Segment Core Adj. EBIT 99 94 (10) 80 96 119 4 22 27 31 46 55 Thom Browne Segment Adj. EBIT Core Adj. EBIT 103 116 17 111 142 173 Source: Company information and estimates Notes: See Glossary for relevant definitions 53 1. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting 30-Nov-18 CONFIDENTIALSUMMARY NON-IFRS CORE FINANCIALS (1/2) Key income statement items (€m) 1 €m 2018A 2019A 2020A 2021E 2022E 2023E Zegna Segment core revenues 1,153 1,150 834 985 1,082 1,179 Thom Browne Segment revenues 19 161 180 230 268 306 Eliminations between Segments (0) (6) (8) (8) (8) (9) Core revenues 1,173 1,306 1,005 1,207 1,342 1,476 Core Adj. EBITDA 261 287 188 264 312 354 Zegna Segment Core Adj. EBIT 99 94 (10) 80 96 119 4 22 27 31 46 55 Thom Browne Segment Adj. EBIT Core Adj. EBIT 103 116 17 111 142 173 Source: Company information and estimates Notes: See Glossary for relevant definitions 53 1. Reported figures include 1 month contribution from Thom Browne in 2018, given it was consolidated in Zegna Group financials starting 30-Nov-18 CONFIDENTIAL

SUMMARY NON-IFRS CORE FINANCIALS (2/2) Key balance sheet and cash flow items (€m) €m 2018A 2019A 2020A 1 Core Net Financial Indebtedness 10 18 32 Core IFRS16 lease liabilities 556 546 443 301 308 320 Core inventories Core trade receivables 164 178 140 Core trade liabilities including customer advances (226) (226) (183) Core Trade Working Capital (TWC) 239 260 277 2 Core net cash provided by operating activities 245 240 113 Core operating capex (57) (57) (33) Core payment of lease liabilities (126) (129) (107) Core Adjusted Operating Cash Flow 62 54 (28) Source: Company information Note: See Glossary for relevant definitions 54 1. Computed as (+) debt items (-) cash items 2. Excluding cash outflows for income taxes and cash out for financial interest CONFIDENTIALSUMMARY NON-IFRS CORE FINANCIALS (2/2) Key balance sheet and cash flow items (€m) €m 2018A 2019A 2020A 1 Core Net Financial Indebtedness 10 18 32 Core IFRS16 lease liabilities 556 546 443 301 308 320 Core inventories Core trade receivables 164 178 140 Core trade liabilities including customer advances (226) (226) (183) Core Trade Working Capital (TWC) 239 260 277 2 Core net cash provided by operating activities 245 240 113 Core operating capex (57) (57) (33) Core payment of lease liabilities (126) (129) (107) Core Adjusted Operating Cash Flow 62 54 (28) Source: Company information Note: See Glossary for relevant definitions 54 1. Computed as (+) debt items (-) cash items 2. Excluding cash outflows for income taxes and cash out for financial interest CONFIDENTIAL

IFRS RECONCILIATIONS (1/6) Core revenues reconciliation (€m) €m 2018A 2019A 2020A Zegna Segment Core revenues 1,153 1,150 834 Thom Browne Segment revenues 19 161 180 Eliminations between Segments (0) (6) (8) Core revenues 1,173 1,306 1,005 10 16 10 Disposition reversal Revenues (IFRS) 1,183 1,321 1,015 Source: Company information Note: See Glossary for relevant definitions 55 CONFIDENTIALIFRS RECONCILIATIONS (1/6) Core revenues reconciliation (€m) €m 2018A 2019A 2020A Zegna Segment Core revenues 1,153 1,150 834 Thom Browne Segment revenues 19 161 180 Eliminations between Segments (0) (6) (8) Core revenues 1,173 1,306 1,005 10 16 10 Disposition reversal Revenues (IFRS) 1,183 1,321 1,015 Source: Company information Note: See Glossary for relevant definitions 55 CONFIDENTIAL

IFRS RECONCILIATIONS (2/6) Core Adj. EBIT reconciliation (€m) €m 2018A 2019A 2020A Zegna Segment Core Adj. EBIT 99 94 (10) Thom Browne Segment Adj. EBIT 4 22 27 103 116 17 Core Adj. EBIT Disposition reversal (3) (5) (4) Adj. EBIT 100 111 13 1 Adjustments / Reconciling Items (9) (14) (41) Operating profit (IFRS) 91 97 (28) Financial income / (expenses) (21) (7) (7) Exchange gains / (losses) (5) (10) 7 Revaluations / (write downs) of equity investments (4) (2) (9) Income taxes (25) (41) (8) Profit / (loss) for the year (IFRS) 36 38 (45) Source: Company information Notes: See Glossary for relevant definitions 56 1. Including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not considered attributable to the normal operational management of the Zegna Group Business CONFIDENTIALIFRS RECONCILIATIONS (2/6) Core Adj. EBIT reconciliation (€m) €m 2018A 2019A 2020A Zegna Segment Core Adj. EBIT 99 94 (10) Thom Browne Segment Adj. EBIT 4 22 27 103 116 17 Core Adj. EBIT Disposition reversal (3) (5) (4) Adj. EBIT 100 111 13 1 Adjustments / Reconciling Items (9) (14) (41) Operating profit (IFRS) 91 97 (28) Financial income / (expenses) (21) (7) (7) Exchange gains / (losses) (5) (10) 7 Revaluations / (write downs) of equity investments (4) (2) (9) Income taxes (25) (41) (8) Profit / (loss) for the year (IFRS) 36 38 (45) Source: Company information Notes: See Glossary for relevant definitions 56 1. Including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not considered attributable to the normal operational management of the Zegna Group Business CONFIDENTIAL

IFRS RECONCILIATIONS (3/6) Core Adj. EBITDA reconciliation (€m) €m 2018A 2019A 2020A Core Adj. EBITDA 261 287 188 Disposition reversal (2) (7) (7) Adj. EBITDA 259 280 181 Depreciation and amortization (159) (170) (168) 1 Adjustments / Reconciling Items (9) (14) (41) Operating profit (IFRS) 91 97 (28) Financial income / (expenses) (21) (7) (7) Exchange gains / (losses) (5) (10) 7 Revaluations / (write downs) of equity investments (4) (2) (9) Income taxes (25) (41) (8) Profit / (loss) for the year (IFRS) 36 38 (45) Source: Company information Notes: See Glossary for relevant definitions 57 1. Including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not attributable to the normal operational management of the Zegna Group Business CONFIDENTIALIFRS RECONCILIATIONS (3/6) Core Adj. EBITDA reconciliation (€m) €m 2018A 2019A 2020A Core Adj. EBITDA 261 287 188 Disposition reversal (2) (7) (7) Adj. EBITDA 259 280 181 Depreciation and amortization (159) (170) (168) 1 Adjustments / Reconciling Items (9) (14) (41) Operating profit (IFRS) 91 97 (28) Financial income / (expenses) (21) (7) (7) Exchange gains / (losses) (5) (10) 7 Revaluations / (write downs) of equity investments (4) (2) (9) Income taxes (25) (41) (8) Profit / (loss) for the year (IFRS) 36 38 (45) Source: Company information Notes: See Glossary for relevant definitions 57 1. Including severance expenses and indemnities, impairment losses on property plants and equipment, intangible assets with a finite useful life and right-of-use assets, impairment losses on held for sale assets, donations granted during Covid-19 pandemic and certain items of income / (expenses), that impact the comparability of historical results and are not attributable to the normal operational management of the Zegna Group Business CONFIDENTIAL

IFRS RECONCILIATIONS (4/6) Key balance sheet items reconciliation (€m) €m 2018A 2019A 2020A 1 Core Net Financial Indebtedness 10 18 32 Disposition reversal (29) (30) (26) Net Financial Indebtedness (20) (12) 6 556 546 443 Core IFRS16 lease liabilities Disposition reversal (8) (38) (35) IFRS16 lease liabilities (IFRS) 548 508 408 Core Trade Working Capital (TWC) 239 260 277 Disposition reversal 0 7 (5) Trade Working Capital 239 267 272 Inventories 306 315 321 162 178 139 Trade receivables Trade liabilities including customer advances (229) (226) (188) Source: Company information Notes: See Glossary for relevant definitions 58 1. Computed as (+) debt items (-) cash items; see Glossary for additional details CONFIDENTIALIFRS RECONCILIATIONS (4/6) Key balance sheet items reconciliation (€m) €m 2018A 2019A 2020A 1 Core Net Financial Indebtedness 10 18 32 Disposition reversal (29) (30) (26) Net Financial Indebtedness (20) (12) 6 556 546 443 Core IFRS16 lease liabilities Disposition reversal (8) (38) (35) IFRS16 lease liabilities (IFRS) 548 508 408 Core Trade Working Capital (TWC) 239 260 277 Disposition reversal 0 7 (5) Trade Working Capital 239 267 272 Inventories 306 315 321 162 178 139 Trade receivables Trade liabilities including customer advances (229) (226) (188) Source: Company information Notes: See Glossary for relevant definitions 58 1. Computed as (+) debt items (-) cash items; see Glossary for additional details CONFIDENTIAL

IFRS RECONCILIATIONS (5/6) Key balance sheet items reconciliation – focus on Core Net Financial Indebtedness (€m) €m 2018A 2019A 2020A Non current financial borrowings 635 514 559 Current financial borrowings 131 106 91 Derivative financial instruments 9 12 12 Other non current financial liabilities 4 8 8 Total borrowings, other financial liabilities and derivatives 779 640 670 Cash and cash equivalents (229) (211) (302) Derivative financial instruments (5) (6) (12) Other current financial assets (565) (435) (350) Total cash and cash equivalents, other current financial assets and derivatives (799) (652) (664) 1 Net Financial Indebtedness (20) (12) 6 Disposition impact 29 30 26 Core Net Financial Indebtedness 10 18 32 Source: Company information Notes: See Glossary for relevant definitions 59 1. Computed as (+) debt items (-) cash items; see Glossary for additional details CONFIDENTIALIFRS RECONCILIATIONS (5/6) Key balance sheet items reconciliation – focus on Core Net Financial Indebtedness (€m) €m 2018A 2019A 2020A Non current financial borrowings 635 514 559 Current financial borrowings 131 106 91 Derivative financial instruments 9 12 12 Other non current financial liabilities 4 8 8 Total borrowings, other financial liabilities and derivatives 779 640 670 Cash and cash equivalents (229) (211) (302) Derivative financial instruments (5) (6) (12) Other current financial assets (565) (435) (350) Total cash and cash equivalents, other current financial assets and derivatives (799) (652) (664) 1 Net Financial Indebtedness (20) (12) 6 Disposition impact 29 30 26 Core Net Financial Indebtedness 10 18 32 Source: Company information Notes: See Glossary for relevant definitions 59 1. Computed as (+) debt items (-) cash items; see Glossary for additional details CONFIDENTIAL

IFRS RECONCILIATIONS (6/6) Key cash flow items reconciliation (€m) €m 2018A 2019A 2020A Net cash provided by operating activities 203 205 70 Cash-out of financial interest add-back 4 5 4 Cash-out of income taxes add-back 28 23 31 Net cash provided by operating activities, excluding cash out for income taxes and 236 233 105 cash out for financial interest (IFRS) Disposition impact 10 7 7 Core net cash provided by operating activities, excluding cash out for income 245 240 113 taxes and cash out for financial interest (Addition) / Disposal of property, plant and equipment (11) (47) (27) (Addition) / Disposal of intangible assets with a finite useful life (19) (12) (12) Operating capex (30) (59) (39) Disposition impact (27) 2 6 Core operating capex (57) (57) (33) Payment of lease liabilities (IFRS) (124) (122) (100) Disposition impact (2) (7) (7) Core payment of lease liabilities (126) (129) (107) 1 Adjusted Operating Cash Flow 81 51 (34) Disposition impact (19) 3 6 Core Adjusted Operating Cash Flow 62 54 (28) Source: Company information Notes: See Glossary for relevant definitions 60 1. Adjusted Operating Cash Flow includes net cash provided by operating activities, excluding cash out of income taxes and cash out of financial interest, (addition)/disposal of property plant and equipment and (addition)/disposal of intangible assets with a finite useful life and payment of lease liabilities CONFIDENTIALIFRS RECONCILIATIONS (6/6) Key cash flow items reconciliation (€m) €m 2018A 2019A 2020A Net cash provided by operating activities 203 205 70 Cash-out of financial interest add-back 4 5 4 Cash-out of income taxes add-back 28 23 31 Net cash provided by operating activities, excluding cash out for income taxes and 236 233 105 cash out for financial interest (IFRS) Disposition impact 10 7 7 Core net cash provided by operating activities, excluding cash out for income 245 240 113 taxes and cash out for financial interest (Addition) / Disposal of property, plant and equipment (11) (47) (27) (Addition) / Disposal of intangible assets with a finite useful life (19) (12) (12) Operating capex (30) (59) (39) Disposition impact (27) 2 6 Core operating capex (57) (57) (33) Payment of lease liabilities (IFRS) (124) (122) (100) Disposition impact (2) (7) (7) Core payment of lease liabilities (126) (129) (107) 1 Adjusted Operating Cash Flow 81 51 (34) Disposition impact (19) 3 6 Core Adjusted Operating Cash Flow 62 54 (28) Source: Company information Notes: See Glossary for relevant definitions 60 1. Adjusted Operating Cash Flow includes net cash provided by operating activities, excluding cash out of income taxes and cash out of financial interest, (addition)/disposal of property plant and equipment and (addition)/disposal of intangible assets with a finite useful life and payment of lease liabilities CONFIDENTIAL

DOS NETWORK EVOLUTION 1 2 2 Zegna Branded Products (# DOS ) Thom Browne (# DOS ) at year end at year end 6 (1) 7 244 [ ] (6) 238 5 68 3 46 39 3 9 19 9 65 71 38 16 4 45 46 6 13 34 88 82 15 2020A Greater Rest of EMEA Americas 2023E 2020A Greater Rest of EMEA Americas 2023E China APAC China APAC Greater China Rest of APAC EMEA Americas Source: Company information and estimates Notes: Core number of DOS excludes 17 Korea stores, which were converted to franchising in Jan-21 61 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 2. Includes full price points of sale and outlets CONFIDENTIALDOS NETWORK EVOLUTION 1 2 2 Zegna Branded Products (# DOS ) Thom Browne (# DOS ) at year end at year end 6 (1) 7 244 [ ] (6) 238 5 68 3 46 39 3 9 19 9 65 71 38 16 4 45 46 6 13 34 88 82 15 2020A Greater Rest of EMEA Americas 2023E 2020A Greater Rest of EMEA Americas 2023E China APAC China APAC Greater China Rest of APAC EMEA Americas Source: Company information and estimates Notes: Core number of DOS excludes 17 Korea stores, which were converted to franchising in Jan-21 61 1. Zegna Branded Products include apparel, bags, shoes and small and large leather goods, as well as licensed goods and royalties 2. Includes full price points of sale and outlets CONFIDENTIAL

INVESTINDUSTRIAL ACQUISITION CORP. OVERVIEW Team Overview Investindustrial Overview Investindustrial Acquisition Corp. Leadership Advisory Board European leader with strong presence in Southern Europe • Founded in 1990 with backing from an industrial conglomerate, active since the late 20th century (Bonomi family) • €11bn of raised fund capital • Consistent performance with 2x+ gross return in each fund • Established regional track record with 67 portfolio companies since Sergio P. Ermotti Antonio Gatti inception of which 48 realised and partially realised Roberto Ardagna Global capabilities to support growth and internationalization Managing Principal Managing Principal -• Large team: more than 140 professionals including 76 investment Investindustrial Lugano London professionals across 7 offices and 3 continents role / since • Dedicated business development teams in New York, London and 2019 2010 Shanghai to support international expansion strategies SPAC Role Advisor Chairman CEO and Director Long-term, industrially-driven approach • Complex sourcing of quality companies based on proprietary networks in Selected sectors of expertise Experience • Active support to accelerate growth and profitability through internationalization, industrial repositioning and/or sector-driven build- ups • Deep knowledge of roll-outs and transformational add-ons 62 CONFIDENTIALINVESTINDUSTRIAL ACQUISITION CORP. OVERVIEW Team Overview Investindustrial Overview Investindustrial Acquisition Corp. Leadership Advisory Board European leader with strong presence in Southern Europe • Founded in 1990 with backing from an industrial conglomerate, active since the late 20th century (Bonomi family) • €11bn of raised fund capital • Consistent performance with 2x+ gross return in each fund • Established regional track record with 67 portfolio companies since Sergio P. Ermotti Antonio Gatti inception of which 48 realised and partially realised Roberto Ardagna Global capabilities to support growth and internationalization Managing Principal Managing Principal -• Large team: more than 140 professionals including 76 investment Investindustrial Lugano London professionals across 7 offices and 3 continents role / since • Dedicated business development teams in New York, London and 2019 2010 Shanghai to support international expansion strategies SPAC Role Advisor Chairman CEO and Director Long-term, industrially-driven approach • Complex sourcing of quality companies based on proprietary networks in Selected sectors of expertise Experience • Active support to accelerate growth and profitability through internationalization, industrial repositioning and/or sector-driven build- ups • Deep knowledge of roll-outs and transformational add-ons 62 CONFIDENTIAL

RISK FACTORS All references to Zegna refer to the business of Ermenegildo Zegna Holditalia S.p.A. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Zegna and to the contemplated business combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Zegna and Investindustrial Acquisition Corp. ( IIAC ) with the United States Securities and Exchange Commission ( SEC ), including the documents filed or furnished in connection with the proposed transactions between Zegna and IIAC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Zegna and IIAC and the proposed transactions between Zegna and IIAC, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones that Zegna faces. Additional risks that Zegna currently does not know about or that it currently believes to be immaterial may also impair Zegna’s business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in Zegna or IIAC. • Zegna’s business is highly dependent on the recognition, integrity and reputation of its brands. • Zegna’s success depends on its ability to anticipate trends and to identify and respond to new and changing consumer preferences. • Zegna is subject to risks related to the COVID-19 pandemic or similar public health crises that may materially and adversely affect its business. • Zegna operates in many countries around the world and, accordingly, is exposed to various international business, regulatory, social and political risks. • Developments in Greater China and other growth and emerging markets may adversely affect Zegna’s business. • Failure to implement Zegna’s strategy could adversely affect its results of operations. • Zegna depends on its manufacturing and logistics facilities, which are subject to disruption. • Zegna is subject to certain risks related to the sale of its products through our retail channel and its directly operated stores. • In the wholesale channel, Zegna is subject to certain risks arising from points of sale operated by third parties, and it is dependent on its joint venture partners and franchisees to sell its products in certain markets. • Fluctuations in the price or quality of, or disruptions in the availability of, raw materials used in Zegna’s products could cause it to incur increased costs, disrupt its manufacturing processes or prevent or delay Zegna from meeting customers’ demands. • Zegna could be adversely affected if it is unable to negotiate, maintain or renew its license agreements and strategic alliances. • Zegna’s business is dependent on tourist traffic and demand. • Zegna’s business success is dependent on certain key personnel. • Zegna is dependent on highly specialized craftsmanship and craftsmanship skills. • Zegna is dependent on the protection of its intellectual property rights. • A disruption in Zegna’s information technology, including as a result of cybercrimes, could compromise confidential and sensitive information. • Zegna is subject to certain risks related to related party transactions. • Zegna is exposed to currency related risks and credit risk. • The markets in which Zegna operates are highly competitive. • Global economic conditions and macro events may adversely affect Zegna. • Zegna is subject to legal and regulatory risk. • Changes in tax, tariff or fiscal policies could adversely affect demand for Zegna’s products. • Changes to taxation or the interpretation or application of tax laws could have an adverse impact on Zegna’s results of operations and financial condition. • Zegna currently benefits or seeks to benefit from certain special tax regimes, which may not be available in the future. • Zegna’s management team has limited experience managing a public company. • IIAC’s founders, directors, officers, advisors and their affiliates may elect to purchase IIAC Class A ordinary shares or IIAC warrants from public shareholders, which may influence the vote on the business combination and reduce the public “float” of IIAC’s Class A ordinary shares. • The ability of IIAC’s shareholders to exercise redemption rights with respect to a large number of outstanding IIAC Class A ordinary shares could increase the probability that the business combination would not occur. • The parties may be unable to successfully or timely consummate the business combination. • Prior to the closing of the business combination, uncertainties about the transaction may cause a loss of key management personnel and other key employees. • Prior to the closing of the business combination, uncertainties about the transaction may cause third parties to delay or defer decisions concerning Zegna or seek to change existing arrangements. • The parties expect to incur significant transaction costs in connection with the business combination. • Fluctuations in foreign currency exchange rates could result in currency transaction losses that negatively impact Zegna’s financial result and the anticipated transaction uses and sources. 63 CONFIDENTIALRISK FACTORS All references to Zegna refer to the business of Ermenegildo Zegna Holditalia S.p.A. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Zegna and to the contemplated business combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Zegna and Investindustrial Acquisition Corp. ( IIAC ) with the United States Securities and Exchange Commission ( SEC ), including the documents filed or furnished in connection with the proposed transactions between Zegna and IIAC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Zegna and IIAC and the proposed transactions between Zegna and IIAC, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones that Zegna faces. Additional risks that Zegna currently does not know about or that it currently believes to be immaterial may also impair Zegna’s business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in Zegna or IIAC. • Zegna’s business is highly dependent on the recognition, integrity and reputation of its brands. • Zegna’s success depends on its ability to anticipate trends and to identify and respond to new and changing consumer preferences. • Zegna is subject to risks related to the COVID-19 pandemic or similar public health crises that may materially and adversely affect its business. • Zegna operates in many countries around the world and, accordingly, is exposed to various international business, regulatory, social and political risks. • Developments in Greater China and other growth and emerging markets may adversely affect Zegna’s business. • Failure to implement Zegna’s strategy could adversely affect its results of operations. • Zegna depends on its manufacturing and logistics facilities, which are subject to disruption. • Zegna is subject to certain risks related to the sale of its products through our retail channel and its directly operated stores. • In the wholesale channel, Zegna is subject to certain risks arising from points of sale operated by third parties, and it is dependent on its joint venture partners and franchisees to sell its products in certain markets. • Fluctuations in the price or quality of, or disruptions in the availability of, raw materials used in Zegna’s products could cause it to incur increased costs, disrupt its manufacturing processes or prevent or delay Zegna from meeting customers’ demands. • Zegna could be adversely affected if it is unable to negotiate, maintain or renew its license agreements and strategic alliances. • Zegna’s business is dependent on tourist traffic and demand. • Zegna’s business success is dependent on certain key personnel. • Zegna is dependent on highly specialized craftsmanship and craftsmanship skills. • Zegna is dependent on the protection of its intellectual property rights. • A disruption in Zegna’s information technology, including as a result of cybercrimes, could compromise confidential and sensitive information. • Zegna is subject to certain risks related to related party transactions. • Zegna is exposed to currency related risks and credit risk. • The markets in which Zegna operates are highly competitive. • Global economic conditions and macro events may adversely affect Zegna. • Zegna is subject to legal and regulatory risk. • Changes in tax, tariff or fiscal policies could adversely affect demand for Zegna’s products. • Changes to taxation or the interpretation or application of tax laws could have an adverse impact on Zegna’s results of operations and financial condition. • Zegna currently benefits or seeks to benefit from certain special tax regimes, which may not be available in the future. • Zegna’s management team has limited experience managing a public company. • IIAC’s founders, directors, officers, advisors and their affiliates may elect to purchase IIAC Class A ordinary shares or IIAC warrants from public shareholders, which may influence the vote on the business combination and reduce the public “float” of IIAC’s Class A ordinary shares. • The ability of IIAC’s shareholders to exercise redemption rights with respect to a large number of outstanding IIAC Class A ordinary shares could increase the probability that the business combination would not occur. • The parties may be unable to successfully or timely consummate the business combination. • Prior to the closing of the business combination, uncertainties about the transaction may cause a loss of key management personnel and other key employees. • Prior to the closing of the business combination, uncertainties about the transaction may cause third parties to delay or defer decisions concerning Zegna or seek to change existing arrangements. • The parties expect to incur significant transaction costs in connection with the business combination. • Fluctuations in foreign currency exchange rates could result in currency transaction losses that negatively impact Zegna’s financial result and the anticipated transaction uses and sources. 63 CONFIDENTIAL

DISCLAIMER (1/2) Confidentiality and Disclosures This presentation (the “Presentation”) is provided for information purposes only and has been prepared in connection with a possible business combination (a “Transaction”) involving Ermenegildo Zegna Holditalia S.p.A. (the “Company”) and a special purpose acquisition company, Investindustrial Acquisition Corp. (the “SPAC”). The Presentation is being provided to you on a confidential basis and solely in your capacity as a potential investor in connection with a Transaction. The Presentation may not be reproduced or redistributed, in whole or in part. The information in the Presentation and any oral statements made in connection with the Presentation do not constitute or form part of (i) any advertisement or marketing materials, any offer to sell or issue or invitation to purchase or subscribe for, or any solicitation of any offer to purchase or subscribe for, any securities, nor (ii) a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with a Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. The Presentation, any part of it or the fact of its distribution do not form the basis of, nor may be relied upon in connection with, any contract or investment decision. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Presentation is only directed at and being communicated to (A) persons in Member States of the European Economic Area who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129; and (B) persons in the United Kingdom who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 who are also persons (i) having professional experience in matters relating to investments so as to qualify them as “investment professionals” under Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (ii) falling within Article 49(2)(a) to (d) of the Order; and/or (C) are other persons to whom it may otherwise lawfully be communicated (all such persons referred to in (A), (B) and (C) together being “Relevant Persons”). The Presentation must not be provided to persons who are not Relevant Persons. Any investment activity to which the Presentation relates will only be available to Relevant Persons. Nothing in the Presentation constitutes investment, tax or legal advice or a recommendation regarding any securities. If you have received the Presentation and you are not a Relevant Person you must return it immediately to the Company. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in the Company, the SPAC, and the Transaction contemplated in the Presentation. Use of Data To the extent available, the industry, market and competitive position data in the Presentation has come from official or third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. Further, no representation is made as to the reasonableness of the assumptions made by the third-party sources. While the Company reasonably believes that each of these publications, studies and surveys has been prepared by a reputable source, the Company has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in the Presentation has come from the Company’s own internal research and estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. Such research and estimates, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. The Presentation is provided as of its date, is for informational purposes only, is subject to material change and is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in connection with a Transaction, and neither the Company nor the SPAC intend, and do not assume any obligation or duty, to update the Presentation at a later date. None of the Company, the SPAC, their affiliates, or their respective directors, officers, employees, advisers or agents accepts any responsibility or liability whatsoever for or makes any representation or warranty, express or implied, as to the truth, fullness, accuracy or completeness of the Presentation (or whether any information contains errors or has been omitted or misstated, whether as a result of negligence or otherwise) or any other information relating to the Company or the SPAC or their respective affiliates, whether written, oral or in a visual or electronic form, and howsoever transmitted or made available or for any loss howsoever arising from any use of the Presentation or its contents or otherwise arising in connection therewith. Certain amounts that appear in this presentation may not sum due to rounding. Preliminary Financial Information This Presentation contains preliminary financial information for the Company which may be subject to change pending completion of the audit in accordance with PCAOB auditing standards of the Company’s financial statements for the financial years ended December 31, 2020, 2019 and 2018 to be included in the registration statement on Form F-4 relating to the business combination between the Company and the SPAC. Use of Projections This presentation contains financial projections and certain “forward-looking statements” regarding the Company’s business strategies, market potential, future financial performance and other matters. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements and any such projections, growth targets, statements and information reflect various estimates and assumptions concerning anticipated results. Forward-looking statements include statements regarding our future financial position and performance, business strategy, budgets, projected costs, plans, synergies and objectives of management for future operations. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “pro forma,” “estimated,” “forecasted,” “projection” and similar expressions used in connection with any discussion of future operating or financial performance identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. No representations or warranties are made by the Company, the SPAC or any of their respective affiliates or representatives as to the accuracy of any such projections, statements and information. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond the Company’s control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. These factors, risks and uncertainties include, but are not limited to, the risk factors listed elsewhere in this appendix. Other unknown or unpredictable factors or factors currently considered immaterial also could have an adverse effect on our results. Consequently, there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. These forward-looking statements are based on management’s current expectations and beliefs about future events based on information available to them as of the date hereof. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, the Company and the SPAC, and their respective affiliates and representatives are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise. 64 CONFIDENTIALDISCLAIMER (1/2) Confidentiality and Disclosures This presentation (the “Presentation”) is provided for information purposes only and has been prepared in connection with a possible business combination (a “Transaction”) involving Ermenegildo Zegna Holditalia S.p.A. (the “Company”) and a special purpose acquisition company, Investindustrial Acquisition Corp. (the “SPAC”). The Presentation is being provided to you on a confidential basis and solely in your capacity as a potential investor in connection with a Transaction. The Presentation may not be reproduced or redistributed, in whole or in part. The information in the Presentation and any oral statements made in connection with the Presentation do not constitute or form part of (i) any advertisement or marketing materials, any offer to sell or issue or invitation to purchase or subscribe for, or any solicitation of any offer to purchase or subscribe for, any securities, nor (ii) a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with a Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. The Presentation, any part of it or the fact of its distribution do not form the basis of, nor may be relied upon in connection with, any contract or investment decision. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Presentation is only directed at and being communicated to (A) persons in Member States of the European Economic Area who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129; and (B) persons in the United Kingdom who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 who are also persons (i) having professional experience in matters relating to investments so as to qualify them as “investment professionals” under Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (ii) falling within Article 49(2)(a) to (d) of the Order; and/or (C) are other persons to whom it may otherwise lawfully be communicated (all such persons referred to in (A), (B) and (C) together being “Relevant Persons”). The Presentation must not be provided to persons who are not Relevant Persons. Any investment activity to which the Presentation relates will only be available to Relevant Persons. Nothing in the Presentation constitutes investment, tax or legal advice or a recommendation regarding any securities. If you have received the Presentation and you are not a Relevant Person you must return it immediately to the Company. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in the Company, the SPAC, and the Transaction contemplated in the Presentation. Use of Data To the extent available, the industry, market and competitive position data in the Presentation has come from official or third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. Further, no representation is made as to the reasonableness of the assumptions made by the third-party sources. While the Company reasonably believes that each of these publications, studies and surveys has been prepared by a reputable source, the Company has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in the Presentation has come from the Company’s own internal research and estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. Such research and estimates, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. The Presentation is provided as of its date, is for informational purposes only, is subject to material change and is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in connection with a Transaction, and neither the Company nor the SPAC intend, and do not assume any obligation or duty, to update the Presentation at a later date. None of the Company, the SPAC, their affiliates, or their respective directors, officers, employees, advisers or agents accepts any responsibility or liability whatsoever for or makes any representation or warranty, express or implied, as to the truth, fullness, accuracy or completeness of the Presentation (or whether any information contains errors or has been omitted or misstated, whether as a result of negligence or otherwise) or any other information relating to the Company or the SPAC or their respective affiliates, whether written, oral or in a visual or electronic form, and howsoever transmitted or made available or for any loss howsoever arising from any use of the Presentation or its contents or otherwise arising in connection therewith. Certain amounts that appear in this presentation may not sum due to rounding. Preliminary Financial Information This Presentation contains preliminary financial information for the Company which may be subject to change pending completion of the audit in accordance with PCAOB auditing standards of the Company’s financial statements for the financial years ended December 31, 2020, 2019 and 2018 to be included in the registration statement on Form F-4 relating to the business combination between the Company and the SPAC. Use of Projections This presentation contains financial projections and certain “forward-looking statements” regarding the Company’s business strategies, market potential, future financial performance and other matters. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements and any such projections, growth targets, statements and information reflect various estimates and assumptions concerning anticipated results. Forward-looking statements include statements regarding our future financial position and performance, business strategy, budgets, projected costs, plans, synergies and objectives of management for future operations. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “pro forma,” “estimated,” “forecasted,” “projection” and similar expressions used in connection with any discussion of future operating or financial performance identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. No representations or warranties are made by the Company, the SPAC or any of their respective affiliates or representatives as to the accuracy of any such projections, statements and information. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond the Company’s control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. These factors, risks and uncertainties include, but are not limited to, the risk factors listed elsewhere in this appendix. Other unknown or unpredictable factors or factors currently considered immaterial also could have an adverse effect on our results. Consequently, there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. These forward-looking statements are based on management’s current expectations and beliefs about future events based on information available to them as of the date hereof. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, the Company and the SPAC, and their respective affiliates and representatives are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise. 64 CONFIDENTIAL

DISCLAIMER (2/2) Non IFRS Financial Measures The document includes certain non-IFRS financial measures (including on a forward-looking basis), such as Adjusted EBIT, Adjusted EBITDA, Net Financial Indebtedness, Operating Capex and Adjusted Operating Cash Flow.These non-IFRS measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS. The SPAC and Company believe that these non-IFRS measures of financial results (including on a forward forward-looking basis) provide useful supplemental information to investors about the Company. The Company’s management uses forward-looking non-IFRS measures to evaluate the Company’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents, including that they exclude significant expenses that are required by IFRS to be recorded in the Company’s financial statements. In addition, other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore, the Company’s non-IFRS measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-IFRS financial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Unaudited Core Financial Information This presentation contains certain unaudited historical and prospective financial measures referred to as “core” measures (“the Unaudited Core Financial Information”), which exclude certain businesses of the Company that are expected to be divested (by way of one or more demergers or other transfers) prior to the consummation of the Transaction (such divestitures, collectively, the “Divestment”). The Divestment concerns (i) the Company’s real estate business (consisting of the Company’s subsidiary E.Z. Real Estate S.r.l., which directly or indirectly holds substantially all of the Company’s real estate assets, as well as certain properties owned by Lanificio Ermenegildo Zegna e Figli S.p.A. (“Lanificio”), including part of Lanificio’s industrial building located in Valdilana and Lanificio’s hydroelectric plants), (ii) its 10% equity interest in Elah Dufour S.p.A. and certain related contractual rights and obligations, and (iii) its equity stake in Agnona S.r.l. (70% of which was divested in January 2021, and the remaining 30% of which is expected to be divested prior to the consummation of the Transaction). The prospective Unaudited Core Financial Information included in this presentation excludes, in addition to the Divestment described above, the impact of the following transactions occurred after December 31, 2020 (unless otherwise indicated): (a) the purchase of a 60% equity interest in Tessitura Ubertino S.r.l., which was consummated on June 4, 2021; and (b) the purchase of a 40% equity interest in Filati Biagioli Modesto S.p.A. (which following consummation will be consolidated line by line in the Zegna consolidated financial statements), which is expected to close in the third quarter of 2021. The word “core” associated with any non-IFRS measures has no other meaning but the one described above. The Unaudited Core Financial Information has been prepared solely for the purpose of illustrating the effects on a hypothetical basis of the Divestment on the Company’s consolidated income statement and consolidated statement of financial position, as if the Divestment had occurred on December 31, 2017. The Unaudited Core Financial Information does not constitute, nor should it in any way be construed as, pro forma financial information within the meaning set forth under Regulation S-X under the Securities Act. In light of the foregoing, in reviewing the Unaudited Core Financial Information it is necessary to consider that the actual impact of the Divestment on the Company’s consolidated results of operations and financial position in future periods may differ, also significantly, from the impact presented in the Unaudited Core Financial Information. Trademarks The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of is business. This presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in the Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. By accepting this document and/or attending any presentation relating thereto, you will be deemed to have represented, warranted and undertaken that: (i) you are a Relevant Person (as defined above); and (ii) you have read and agree to fully comply with and accept the contents of this disclaimer notice. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Additional Information; Participants in the Solicitation If a Transaction is pursued, the SPAC will be required to file a preliminary and definitive proxy statement, which may include a registration statement, and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC if and when they become available because they will contain important information about the SPAC, the Company and the contemplated business combination, Shareholders of the SPAC will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about the SPAC, the Company and the contemplated business combination, without charge, at the SEC’s website located at www.SEC.gov. The SPAC and the Company and their respective directors, executive officers and other members of management, and employees may be deemed to be participants in the solicitation of proxies from the SPAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus if and when available. You may obtain free copies of these documents as described in the preceding paragraph. This Presentation does not contain all the information that should be considered in connection with a Transaction. It is not intended to form any basis of any investment decision or any decision in respect to a Transaction. The definitive proxy statement will be mailed to shareholder as of a record date to be established for voting on the contemplated business combination if and when it becomes available. 65 CONFIDENTIALDISCLAIMER (2/2) Non IFRS Financial Measures The document includes certain non-IFRS financial measures (including on a forward-looking basis), such as Adjusted EBIT, Adjusted EBITDA, Net Financial Indebtedness, Operating Capex and Adjusted Operating Cash Flow.These non-IFRS measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS. The SPAC and Company believe that these non-IFRS measures of financial results (including on a forward forward-looking basis) provide useful supplemental information to investors about the Company. The Company’s management uses forward-looking non-IFRS measures to evaluate the Company’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents, including that they exclude significant expenses that are required by IFRS to be recorded in the Company’s financial statements. In addition, other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore, the Company’s non-IFRS measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-IFRS financial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Unaudited Core Financial Information This presentation contains certain unaudited historical and prospective financial measures referred to as “core” measures (“the Unaudited Core Financial Information”), which exclude certain businesses of the Company that are expected to be divested (by way of one or more demergers or other transfers) prior to the consummation of the Transaction (such divestitures, collectively, the “Divestment”). The Divestment concerns (i) the Company’s real estate business (consisting of the Company’s subsidiary E.Z. Real Estate S.r.l., which directly or indirectly holds substantially all of the Company’s real estate assets, as well as certain properties owned by Lanificio Ermenegildo Zegna e Figli S.p.A. (“Lanificio”), including part of Lanificio’s industrial building located in Valdilana and Lanificio’s hydroelectric plants), (ii) its 10% equity interest in Elah Dufour S.p.A. and certain related contractual rights and obligations, and (iii) its equity stake in Agnona S.r.l. (70% of which was divested in January 2021, and the remaining 30% of which is expected to be divested prior to the consummation of the Transaction). The prospective Unaudited Core Financial Information included in this presentation excludes, in addition to the Divestment described above, the impact of the following transactions occurred after December 31, 2020 (unless otherwise indicated): (a) the purchase of a 60% equity interest in Tessitura Ubertino S.r.l., which was consummated on June 4, 2021; and (b) the purchase of a 40% equity interest in Filati Biagioli Modesto S.p.A. (which following consummation will be consolidated line by line in the Zegna consolidated financial statements), which is expected to close in the third quarter of 2021. The word “core” associated with any non-IFRS measures has no other meaning but the one described above. The Unaudited Core Financial Information has been prepared solely for the purpose of illustrating the effects on a hypothetical basis of the Divestment on the Company’s consolidated income statement and consolidated statement of financial position, as if the Divestment had occurred on December 31, 2017. The Unaudited Core Financial Information does not constitute, nor should it in any way be construed as, pro forma financial information within the meaning set forth under Regulation S-X under the Securities Act. In light of the foregoing, in reviewing the Unaudited Core Financial Information it is necessary to consider that the actual impact of the Divestment on the Company’s consolidated results of operations and financial position in future periods may differ, also significantly, from the impact presented in the Unaudited Core Financial Information. Trademarks The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of is business. This presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in the Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. By accepting this document and/or attending any presentation relating thereto, you will be deemed to have represented, warranted and undertaken that: (i) you are a Relevant Person (as defined above); and (ii) you have read and agree to fully comply with and accept the contents of this disclaimer notice. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Additional Information; Participants in the Solicitation If a Transaction is pursued, the SPAC will be required to file a preliminary and definitive proxy statement, which may include a registration statement, and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC if and when they become available because they will contain important information about the SPAC, the Company and the contemplated business combination, Shareholders of the SPAC will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about the SPAC, the Company and the contemplated business combination, without charge, at the SEC’s website located at www.SEC.gov. The SPAC and the Company and their respective directors, executive officers and other members of management, and employees may be deemed to be participants in the solicitation of proxies from the SPAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus if and when available. You may obtain free copies of these documents as described in the preceding paragraph. This Presentation does not contain all the information that should be considered in connection with a Transaction. It is not intended to form any basis of any investment decision or any decision in respect to a Transaction. The definitive proxy statement will be mailed to shareholder as of a record date to be established for voting on the contemplated business combination if and when it becomes available. 65 CONFIDENTIAL